CREDIT AGREEMENT

This CREDIT AGREEMENT is entered into as of September 6, 2002, among BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation (the “Company”), BANK OF AMERICA, N.A., a national banking association (“Bank of America”), and the several additional financial institutions from time to time party to this Agreement (collectively, the “Banks”; each individually, a “Bank”), BANK OF AMERICA, N.A., as Administrative Agent for the Banks, and BANC OF AMERICA SECURITIES, LLC, as Sole Lead Arranger and Sole Book Manager.

FACTUAL BACKGROUND

WHEREAS, Bank of America and the Banks have agreed to make available to the Company a credit facility upon the terms and subject to the conditions set forth herein;

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1.

DEFINITIONS

1.1

Defined Terms

In addition to the terms defined elsewhere in this Agreement, the following terms have the following meanings:

“Acquisition Cost” means, for any Approved Parcel at any time, the gross purchase price paid by the Company for such Approved Parcel, as determined without regard to any credits or other adjustments thereto or any closing costs, attorney’s fees, due diligence costs or similar expenses.

“Administrative Agent” means Bank of America in its capacity as administrative agent for the Banks hereunder, and any successor administrative agent designated under Section .

“Affiliate” means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person.  A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract or otherwise.  In no event shall any of the Banks be deemed an “Affiliate” of the Company or of any Subsidiary of the Company.

“Agent-Related Persons” means Bank of America and any successor administrative agent designated under Section , together with their respective Affiliates and the officers, directors, employees and agents of such Persons.

“Agent’s Payment Office” means the address for payments set forth herein for the Administrative Agent, or such other address as the Administrative Agent may from time to time specify.

“Agreement” means this Credit Agreement, as amended, amended and restated, supplemented or modified from time to time.

“Amortized Debt Service” means, at any time, the total amount of principal and interest that would be required to be paid to the Administrative Agent with respect to the Loans during a twelve (12) month period if the aggregate principal amount of the Loans outstanding at such time were amortized on the basis of level payments of principal and interest over a period of twenty-five (25) years at an annual interest rate of 8.5%.

“Applicable Default Margin” means (a) with respect to Prime Rate Loans, 300 basis points; and (b) with respect to LIBOR Loans, 455 basis points.

“Applicable Margin” means (a) with respect to Prime Rate Loans, zero (0) basis points; and (b) with respect to LIBOR Loans, 155 basis points.

“Appraisal” means, for any Parcel, a real estate appraisal of such Parcel conducted in accordance with the Uniform Standards of Professional Appraisal Practice (as promulgated by the Appraisal Standards Board of the Appraisal Foundation), all Requirements of Law applicable to the Banks and all applicable internal policies of the Banks, prepared by the Administrative Agent or undertaken by an independent appraisal firm satisfactory to the Administrative Agent, and providing an assessment of fair market value of such Parcel, taking into account any and all Estimated Remediation Costs.

“Approved Parcel” means, at any time, any of the Potential Approved Parcels which satisfies all of the conditions set forth in Section  and has not ceased to be an Approved Parcel pursuant to the provisions of Section .

“Approved Parcel Value” means:  (i) for Carneros Commons at any time, the Capitalized Value of Carneros Commons at such time; and (ii) for any other Approved Parcel at any time, the Acquisition Cost of such Approved Parcel.

“Assignee” has the meaning specified in subsection .

“Attorney Costs” means and includes all reasonable fees and disbursements of any law firm or other external legal counsel, the allocated cost of internal legal services and all disbursements of internal counsel.

“Availability” means, at any time, the lesser of (i) fifty-five percent (55%) of the Total Approved Parcel Value at such time, or (ii) the Maximum Commitment Amount.

“Bank” has the meaning specified in the introductory sentence of this Agreement; Bank of America in its capacity as a lender hereunder is one of the Banks.

“Bank of America” has the meaning specified in the introductory sentence of this Agreement.

“Bankruptcy Code” means the Federal Bankruptcy Reform Act of 1978, as amended from time to time (11 U.S.C. Section 101, et seq.).

“Borrowing” means a borrowing hereunder consisting of Loans of the same Type made to the Company on the same day by the Banks under Article  and, other than in the case of Prime Rate Loans, having the same Interest Period, but does not include (a) a conversion of Loans of one Type to another Type or (b) a continuation of a Loan as a Loan of the same Type, but with a new Interest Period.

“Borrowing Notice” means a notice substantially in the form of Exhibit A given by the Company to the Administrative Agent pursuant to Section .

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in San Francisco, California, are authorized or required by law to close and, if the applicable Business Day relates to any LIBOR Loan, means such a day on which dealings are carried on in the applicable offshore dollar interbank market.

“Capital Adequacy Regulation” means any guideline, request or directive of any Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any Bank or of any corporation controlling any Bank.

“Capitalization Rate” means, at any time, a rate of 9.50%, subject to increase annually based on then-current market conditions, on the anniversary of the date of this Agreement, by written notice from the Administrative Agent to the Company at the direction of the Majority Banks.

“Capitalized Value” means, with respect to Carneros Commons at any time, the amount obtained by dividing the Modified Reserve-Adjusted Net Operating Income for Carneros Commons at such time, by 10.5%.

“Capital Stock” means all classes or series of stock of the Company.

“Carneros Commons” means the Potential Approved Parcel listed as item 1 on Exhibit E attached hereto.

“CERCLA” means the Comprehensive Environmental Response Compensation and Liability Act of 1980.

“Closing Date” means the earliest date on which all conditions precedent set forth in Section  are satisfied or waived by the Administrative Agent.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

“Commitment” means the amount of the credit and the outstanding Loans for which each Bank is obligated.

“Contingent Obligation” means, as to any Person, (a) any Guaranty Obligation of that Person, and (b) any direct or indirect obligation or liability, contingent or otherwise, of that Person in respect of (i) any letter of credit or similar instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or (ii) any Swap Contract.  The amount of any Contingent Obligation shall (subject, in the case of Guaranty Obligations, to the last sentence of the definition of “Guaranty Obligation”) be deemed equal to the maximum reasonably anticipated liability in respect thereof.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

“Controlled Group” means the Company and all Persons (whether or not incorporated) under common control or treated as a single employer with the Company pursuant to Section 414(b), (c), (m) or (o) of the Code.

“Conversion Date” means any date on which the Company elects to convert a Prime Rate Loan to a LIBOR Loan or a LIBOR Loan to a Prime Rate Loan.

“Conversion/Continuation Notice” means a notice substantially in the form of Exhibit B given by the Company to the Administrative Agent pursuant to Section .

“Default” means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied) constitute an Event of Default.

“Developed Parcel” means any Parcel that is subject to signed leases with third-party tenants having a remaining term of three (3) years or longer and covering more than eighty percent (80%) of the net rentable area of the improvements located on such Parcel.

“Development Parcel” means any Parcel other than a Developed Parcel.

“Disposition” means the sale, lease, conveyance, creation (or sufferance of the creation) of a Lien upon, or other disposition of any Approved Parcel, other than (i) leases of an Approved Parcel to third-party tenants in the ordinary course of business, provided that such leases are for occupancy of such Approved Parcel by such tenants, (ii) sales or other dispositions expressly permitted under Section , or (iii) the creation (or sufferance of the creation) of a Permitted Lien.

“Eligible Assignee” means (i) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (ii) a Person that is primarily engaged in the business of commercial banking and is an Affiliate of a Bank, or (iii) any Person approved by Majority Banks and the Administrative Agent.

“Entitled Land” means unimproved real Property satisfying all of the following conditions:  (a) the Company’s intended use of such real Property is permissible under the applicable general plan or its equivalent, (b) such intended use is permissible under any applicable specific plan, zoning classification and development agreement, (c) such real Property has access to roads and utilities adequate for the Company’s intended use, and (d) the Company intends to improve such real property within twenty-four (24) months of its acquisition.

“Environmental Claims” means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Laws or for injury to the environment or threat to public health, personal injury (including sickness, disease or death), property damage, natural resources damage, or otherwise alleging liability or responsibility for damages (punitive or otherwise), cleanup, removal, remedial or response costs, restitution, civil or criminal penalties, injunctive relief, or other type of relief, resulting from or based upon (a) the presence, placement, discharge, emission or release (including intentional and unintentional, negligent and non-negligent, sudden or non-sudden, accidental or non-accidental placement, spills, leaks, discharges, emissions or releases) of any Hazardous Material at, in or from an Approved Parcel, or (b) any other circumstances forming the basis of any violation, or alleged violation, of any Environmental Laws.

“Environmental Laws” means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters; including CERCLA, the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Federal Resource Conservation and Recovery Act, the Toxic Substances Control Act, the Emergency Planning and Community Right-to-Know Act, the California Hazardous Waste Control Law, the California Solid Waste Management, Resource, Recovery and Recycling Act, the California Water Code and the California Health and Safety Code.

“Environmental Permits” has the meaning specified in subsection .

“EBITDA” means, for any calendar quarter, an amount equal to the quarterly net income from Property operations for the Company and its consolidated Subsidiaries for such quarter, as determined in accordance with GAAP, plus (a) the following to the extent deducted in calculating such net income:  (i) Interest Expense for such calendar quarter, (ii) the provision for federal, state, local and foreign income taxes payable by the Company or its consolidated Subsidiaries for such calendar quarter, (iii) the amount of depreciation and amortization expense deducted in determining such net income, and (iv) other expenses of the Company or its consolidated Subsidiaries reducing such net income which do not represent a cash item in such quarter or any future period, and minus (b) all non-cash items increasing net income for such quarter.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and regulations promulgated thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Company within the meaning of Section 414(b), 414(c) or 414(m) of the Code.

“ERISA Event” means (a) a Reportable Event with respect to a Qualified Plan or a Multi-employer Plan; (b) withdrawal by the Company or any ERISA Affiliate from a Qualified Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA); (c) a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multi-employer Plan; (d) the filing of a notice of intent to terminate, the treatment of a plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Qualified Plan or Multi-employer Plan subject to Title IV of ERISA; (e) failure by the Company or any member of the Controlled Group to make required contributions to a Qualified Plan or Multi-employer Plan; (f) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Qualified Plan or Multi-employer Plan; (g) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any ERISA Affiliate; (h) an application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code with respect to any Plan; (i) a non-exempt prohibited transaction occurs with respect to any Plan for which the Company or any Subsidiary of the Company may be directly or indirectly liable; or (j) a violation of the applicable requirements of Section 404 or 405 of ERISA or the exclusive benefit rule under Section 401(a) of the Code by any fiduciary or disqualified person with respect to any Plan for which the Company or any member of the Controlled Group may be directly or indirectly liable.

“Estimated Remediation Costs” means all costs associated with performing work to remediate contamination of real property or groundwater, including engineering and other professional fees and expenses, costs to remove, transport and dispose of contaminated soil, costs to “cap” or otherwise contain contaminated soil, and costs to pump and treat water and monitor water quality.

“Event of Default” means any of the events or circumstances specified in Section .

“Event of Loss” means, with respect to any Approved Parcel, any of the following:  (a) any loss or damage to, or destruction of, such Approved Parcel; (b) any pending or threatened institution of any proceedings for the condemnation or seizure of such Approval Parcel or for the exercise of any right of eminent domain; or (c) any actual condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, of such Approved Parcel, or confiscation of such Approved Parcel or the requisition of the use of such Approved Parcel.

“Federal Funds Rate” means, for any day, the rate published by the Federal Reserve Bank of New York for the preceding Business Day as “Federal Funds (Effective)”; (or, if not published, the arithmetic mean of the rates for overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day quoted by three brokers of Federal Funds in New York City as determined by the Administrative Agent).

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System or any successor thereof.

“Fee Letter” has the meaning specified in Section .

“Fixed Charges” means, for any calendar quarter, the sum of (a) Interest Expense for such quarter, (b) the principal amount of Indebtedness of the Company and its consolidated Subsidiaries payable during such quarter, and (c) dividends and distributions payable during such quarter on the Company’s preferred stock (whether or not declared), as evidenced by the most recently delivered consolidated financial statements of the Company.

“Funds From Operations” means, for any fiscal quarter, the net income of the Company for such quarter, excluding gains or losses from debt restructuring and sales of property, plus depreciation and amortization, after adjustments for unconsolidated ventures.

“GAAP” means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such other entity as may be in general use by significant segments of the U.S. accounting profession, which are applicable to the circumstances as of the date of determination.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

“Gross Asset Value” means, at any time, the sum of (a) the amount obtained by dividing (i) the amount equal to four (4) times the EBITDA for the most recent calendar quarter, less the Net Operating Income for all Development Parcels, by (ii) the Capitalization Rate, (b) the cost basis of all construction in process of the Company and its consolidated Subsidiaries as of the end of such calendar quarter (taking into account any downward adjustment of such cost basis reflected on the Company’s balance sheet), (c) the cost of all unimproved real Property of the Company and its consolidated Subsidiaries as of the end of such calendar quarter (taking into account any downward adjustment of such cost reflected on the Company’s balance sheet), and (d) the book value as of the end of such calendar quarter of all other non-real Property assets of the Company and its consolidated Subsidiaries other than goodwill and other intangible assets, as evidenced by the most recently delivered consolidated financial statements of the Company.

“Guaranty Obligation” means, as applied to any Person, any direct or indirect liability of that Person with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the “primary obligations”) of another Person.  The amount of any Guaranty Obligation shall be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof.

“Hazardous Materials” means all those substances which are regulated by, or which may form the basis of liability under, any Environmental Law, including all substances identified under any Environmental Law as a pollutant, contaminant, hazardous waste, hazardous constituent, special waste, hazardous substance, hazardous material or toxic substance, or petroleum or petroleum derived substance or waste.

“Indebtedness” of any Person means, without duplication, (a) all indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services; (c) all reimbursement obligations with respect to surety bonds, letters of credit and similar instruments (in each case, to the extent material or non-contingent); (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (f) all indebtedness referred to in clauses (a) through (e) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (g) all Guaranty Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through (e) above.

“Indemnified Liabilities” has the meaning specified in Section .

“Indemnified Person” has the meaning specified in Section .

“Initial Maturity Date” means March 10, 2003.

“Initial Extended Maturity Date” means the Initial Maturity Date, as such date may be extended pursuant to Section .

“Insolvency Proceeding” means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors or other similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case (a) and (b) undertaken under U.S. federal, state or foreign law, including the Bankruptcy Code.

“Interest Expense” means, for any calendar quarter, all interest on Indebtedness of the Company and its consolidated Subsidiaries paid, accrued or capitalized during such quarter, as evidenced by the most recently delivered consolidated financial statements of the Company.

“Interest Payment Date” means the first day of each month following disbursement of the initial Loan.

“Interest Period” means, with respect to any LIBOR Loan, the period commencing on the Business Day the Loan is disbursed or continued or on the Conversion Date on which the Loan is converted to a LIBOR Loan and ending on the date that is one (1), two (2), three (3) or six (6) months thereafter (but in no event after the Maturity Date), as selected by the Company in its Borrowing Notice or Conversion/Continuation Notice; provided that:

(a)

if any Interest Period pertaining to a LIBOR Loan would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day; and

(b)

any Interest Period pertaining to a LIBOR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period.

“Lending Office” means, as to any Bank, the office specified as its “Lending Office” opposite its name on the signature pages hereto, or such other office as such Bank may specify to the Company and the Administrative Agent from time to time.

“Leverage” means, at any time, the ratio of (a) the total consolidated liabilities of the Company (including as liabilities the aggregate amount of all Contingent Obligations of the Company and its consolidated Subsidiaries) at such time, to (b) Gross Asset Value at such time, as evidenced by the most recent certificate of a Responsible Officer of the Company delivered to the Administrative Agent pursuant to Section  or Section , as applicable.

“LIBOR Borrowing” means a Borrowing consisting of LIBOR Loans.

“LIBOR Loan” means a Loan that bears interest based on the LIBOR Rate.

“LIBOR Rate” means, for each Interest Period in respect of any LIBOR Loan, a fluctuating rate of interest (carried out to the fifth decimal place) appearing on Telerate Page 3750 (or any successor page) equal to the London interbank offered rate for deposits in U.S. Dollars in amounts and for periods comparable to those of the applicable LIBOR Loan and Interest Period at approximately 11:00 a.m. (London, England, time) on the second preceding Business Day, as adjusted from time to time in the Administrative Agent’s sole discretion for then applicable reserve requirements, deposit insurance assessment rates and other regulatory costs.  If for any reason such rate is not available, the term “LIBOR Rate” shall mean the fluctuating rate of interest equal to the rate of interest for the applicable Interest Period (rounded upwards, if necessary to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in U.S. Dollars in amounts and for periods comparable to those of the applicable LIBOR Loan and Interest Period at approximately 11:00 a.m. (London, England, time) on the second preceding Business Day, as adjusted from time to time in the Administrative Agent’s sole discretion for then applicable reserve requirements, deposit insurance assessment rates and other regulatory costs; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the lessor’s interest under a capital lease (determined in accordance with GAAP), any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement under the UCC or any comparable law naming the owner of the asset to which such lien relates as debtor) and any contingent or other agreement to provide any of the foregoing, but not including the interest of a lessor under an operating lease (determined in accordance with GAAP).

“Loan” means an extension of credit by a Bank to the Company pursuant to Article , and may be a Prime Rate Loan or a LIBOR Loan.

“Loan Documents” means this Agreement, the Notes, and all documents delivered to the Administrative Agent, on behalf of the Banks, in connection therewith.

“Major Tenant” means, with respect to any Parcel, a tenant occupying ten percent (10%) or more of the net rentable area of the improvements located on such Parcel.

“Majority Banks” means at any time at least two (2) Banks then holding at least sixty-six and two-thirds percent (66-2/3%) of the then aggregate unpaid principal amount of the Loans (or, if no principal amount is then outstanding, at least two (2) banks then having at least sixty-six and two-thirds percent (66-2/3%) of the unborrowed Commitments); provided, however, that if at any time there is only one Bank, then such one Bank shall constitute Majority Banks.

“Margin Stock” means “margin stock” as such term is defined in Regulation G, T, U or X of the Federal Reserve Board.

“Material Adverse Effect” means a material adverse change in, or a material adverse effect upon, any of (a) the operations, business, properties, condition (financial or otherwise) or prospects of the Company, or the Company and its Subsidiaries taken as a whole; (b) the ability of the Company to perform under any Loan Document and avoid any Event of Default; or (c) the legality, validity, binding effect or enforceability of any Loan Document.

“Maturity Date” means the Initial Maturity Date, as such date may be extended pursuant to Section , and as such date may be further extended pursuant to Section .

“Maximum Commitment Amount” means the amount of $40,000,000.00.

“Modified Net Operating Income” means, for Carneros Commons at any time, Net Operating Income for Carneros Commons at such time; provided, however, that for purposes of determining Modified Net Operating Income of Carneros Commons as of any date occurring before March 31, 2003, notwithstanding anything to the contrary in the definition of “Net Operating Income”, Gross Income for Carneros Commons shall be the annual gross income for Carneros Commons for the year in which the determination is made, as determined based on a pro forma cash flow statement which, promptly upon the Administrative Agent’s request at any time, shall be prepared by the Company and delivered to the Administrative Agent and shall be in form and detail satisfactory to the Majority Banks.

“Modified Reserve-Adjusted Net Operating Income” means, for Carneros Commons at any time, an amount equal to Modified Net Operating Income less Reserves for Carneros Commons at such time.

“Multi-employer Plan” means a “multi-employer plan” (within the meaning of Section 4001(a)(3) of ERISA) to which any member of the Controlled Group (i) makes, is making, or is obligated to make contributions, or (ii) during the preceding three calendar years has made, or has been obligated to make, contributions.

“Net Operating Income” means, for any Parcel at any time, an amount equal to Gross Income less Operating Expenses for such Parcel as of such time, where “Gross Income” for such Parcel is equal to:

either (a) if such Parcel has been owned by either the Company or any Subsidiary of the Company and has been generating rental income for at least four (4) consecutive calendar quarters for which quarterly operating statements have been delivered to the Banks, the gross income (before capital expenditures) for such Parcel, as evidenced by the most recently received quarterly operating statements for such Parcel, and the quarterly operating statements for the three (3) immediately preceding quarters, or (b) if such Parcel has been owned by either the Company or any Subsidiary of the Company and has been generating rental income for at least one (1) calendar quarter for which quarterly operating statements have been delivered to the Banks but fewer than four (4) consecutive calendar quarters for which quarterly operating statements have been delivered to the Banks, the annualized gross income (before capital expenditures) for such Parcel as of the most recent calendar quarter for which quarterly operating statements have been delivered to the Banks, determined by multiplying the aggregate gross income (before capital expenditures) for such Parcel for the number of consecutive calendar months during which the Company or a Subsidiary of the Company has owned such Parcel and for which monthly or quarterly operating statements have been delivered to the Banks by a fraction the numerator of which is twelve (12) and the denominator of which is the number of consecutive calendar months during which the Company or a Subsidiary of the Company has owned such Parcel and for which operating statements are available for such Parcel at such time, or (c) if such Parcel has been owned by either the Company or any Subsidiary of the Company and has been generating rental income for fewer than one (1) full calendar quarter for which quarterly operating statements have been delivered to the Banks, the annual gross income for such Parcel for the year in which the determination is made, as determined (i) in the case of a Parcel for which a pro forma cash flow statement has been approved by the Administrative Agent pursuant to Section , based upon such pro forma cash flow statement, or (ii) in the case of a Parcel not covered by the preceding clause (i) and for which an Appraisal exists, based on the pro forma cash flow statement set forth in such Appraisal, or (iii) in the case of a Parcel not covered by either of the preceding clauses (i) or (ii), based on a pro forma cash flow statement which, promptly upon the Administrative Agent’s request at any time, shall be prepared by the Company and delivered to the Administrative Agent and shall be in form and detail satisfactory to the Administrative Agent; and

“Operating Expenses” for such Parcel are equal to:

either (d) if such Parcel has been owned by either the Company or any Subsidiary of the Company for at least four (4) consecutive calendar quarters for which quarterly operating statements have been delivered to the Banks, the aggregate amount of actual operating expenses other than capital expenditures relating to such Parcel for the immediately preceding four (4) consecutive calendar quarters, as evidenced by the most recently received quarterly operating statements for such Parcel and the quarterly operating statements for the three (3) immediately preceding quarters, or (e) if such Parcel has been owned by either the Company or any Subsidiary of the Company for fewer than four (4) full calendar quarters for which quarterly operating statements have been delivered to the Banks, the aggregate amount of annual operating expenses other than capital expenditures relating to such Parcel for the year in which the determination is made, as determined (i) in the case of a Parcel for which a pro forma cash flow statement has been approved by the Administrative Agent pursuant to Section , based upon such pro forma cash flow statement, or (ii) in the case of a Parcel not covered by the preceding clause (i) and for which an Appraisal exists, based on the pro forma cash flow statement set forth in such Appraisal, or (iii) in the case of a Parcel not covered by either of the preceding clauses (i) or (ii), based on a pro forma cash flow statement which, promptly upon the Administrative Agent’s request at any time, shall be prepared by the Company and delivered to the Administrative Agent and shall be in form and detail satisfactory to the Administrative Agent.

“Net Proceeds” means proceeds in cash, checks or other cash equivalent financial instruments as and when received by the Person making a Disposition, net of:  (a) the reasonable direct costs relating to such Disposition (excluding amounts payable to the Company or any Affiliate of the Company), (b) sale, use or other transaction taxes paid or payable as a result thereof, and (c) amounts required to be applied to repay principal, interest and prepayment premiums and penalties on Indebtedness secured by any Permitted Lien encumbering the asset that is the subject of such Disposition.  “Net Proceeds” shall also include proceeds paid on account of any Event of Loss, net of (i) all money actually applied to repair or reconstruct the damaged property or property affected by the condemnation or taking, (ii) all of the costs and expenses reasonably incurred in connection with the collection of such proceeds, award or other payments, and (iii) any amounts retained by or paid to parties having superior rights to such proceeds, awards or other payments.

“Note” means a promissory note of the Company payable to the order of a Bank in substantially the form of Exhibit C, and any amendments, supplements, modifications, renewals, replacements, consolidations or extensions thereof, evidencing the aggregate indebtedness of the Company to a Bank resulting from Loans made by such Bank pursuant to this Agreement; “Notes” means, at any time, all of the Notes executed by the Company in favor of a Bank outstanding at such time.

“Notice of Lien” means any “notice of lien” or similar document intended to be filed or recorded with any court, registry, recorder’s office, central filing office or other Governmental Authority for the purpose of evidencing, creating, perfecting or preserving the priority of a Lien securing obligations owing to a Governmental Authority.

“Obligations” means all Loans and other Indebtedness, advances, debts, liabilities, obligations, covenants and duties owing from the Company to the Administrative Agent, any Bank or any other Person required to be indemnified under any Loan Document, of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, and arising under this Agreement or under any other Loan Document, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired.

“Ordinary Course of Business” means, in respect of any transaction involving the Company or any Subsidiary of the Company, the ordinary course of such Person’s business, substantially as conducted by any such Person prior to or as of the Closing Date, and undertaken by such Person in good faith and not for purposes of evading any covenant or restriction in any Loan Document.

“Organization Documents” means, (a) for any corporation, the certificate or articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation, and (b) for any partnership, the partnership agreement, statement or certificate of partnership and any fictitious business name or other filing relating to such partnership.

“Parcel” means (a) a parcel of real property that is owned in fee by the Company and (b) any parcel of real property that is owned in fee by any wholly-owned Subsidiary of the Company.

“Participant” has the meaning specified in subsection .

“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

“Permitted Encumbrances” means, with respect to any Parcel, all matters to which the Administrative Agent consents in writing as exceptions to the Title Policy covering such Parcel.

“Permitted Liens” has the meaning specified in Section .

“Person” means an individual, partnership, corporation, business trust, joint stock company, limited liability company, trust, unincorporated association, joint venture or Governmental Authority.

“Plan” means an employee benefit plan (as defined in Section 3(3) of ERISA) which the Company or any member of the Controlled Group sponsors or maintains or to which the Company or any member of the Controlled Group makes, is making or is obligated to make contributions, and includes any Multi-employer Plan or Qualified Plan.

“Potential Approved Parcel” means any of the Parcels described on Exhibit E attached hereto.

“Prime Rate” means the per annum rate of interest publicly announced from time to time by the Administrative Agent at its principal office in Charlotte, North Carolina, as its “Prime Rate.”  The Prime Rate is set by the Administrative Agent based on various factors, including the Administrative Agent’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing loans.  The Administrative Agent may price loans at, above or below the Prime Rate.  Any change in the Prime Rate shall take effect on the day specified in the public announcement of such change.

“Prime Rate Borrowing” means a Borrowing consisting of Prime Rate Loans.

“Prime Rate Loan” means a Loan that bears interest based on the Prime Rate.

“Property” means any estate or interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

“Pro Rata Share” means, as to any Bank at any time, the percentage equivalent (expressed as a decimal rounded to the ninth decimal place) at such time of such Bank’s share of the credit and the outstanding Loans.

“Qualified Plan” means a pension plan (as defined in Section 3(2) of ERISA) intended to be tax-qualified under Section 401(a) of the Code and which any member of the Controlled Group sponsors, maintains, or to which it makes, is making or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding period covering at least five (5) plan years, but excluding any Multi-employer Plan.

“Reportable Event” means, as to any Plan, (a) any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC, (b) a withdrawal from a Plan described in Section 4063 of ERISA, or (c) a cessation of operations described in Section 4062(e) of ERISA.

“Requirement of Law” means, as to any Person, any law (statutory or common), treaty, rule or regulation, or any determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Reserve-Adjusted EBITDA” means, for any calendar quarter, an amount equal to the EBITDA for such quarter less one-fourth (1/4) of the Reserves for all Parcels owned by the Company or any consolidated Subsidiary as of the end of such quarter.

“Reserve-Adjusted Net Operating Income” means, for any Parcel at any time, an amount equal to Net Operating Income less Reserves for such Parcel at such time.

“Reserve Percentage” means the total of the maximum reserve percentages for determining the reserves to be maintained by member banks of the Federal Reserve System for “eurocurrency liabilities,” as defined in Federal Reserve Board Regulation D.  The Reserve Percentage shall be expressed in decimal form and rounded upward, if necessary, to the nearest 1/100th of one percent, and shall include marginal, emergency, supplemental, special and other reserve percentages.

“Reserves” means, for any Parcel at any time:

(a) if the Administrative Agent has determined that the improvements located on such Parcel consist of office space, $1.00 per square foot of net rentable area of space in such Parcel, representing capital expenditures for office space, or (b) if the Administrative Agent has determined that the improvements located on such Parcel consist of research and development (other than office) space, $0.30 per square foot of net rentable area of space in such Parcel, representing capital expenditures for research and development (other than office) space, or (c) if the Administrative Agent has determined that the improvements located on such Parcel consist of bulk industrial or flexible industrial (other than research and development) space, $0.10 per square of net rentable area of space in such Parcel, representing capital expenditures for bulk industrial or flexible industrial (other than research and development) space, in each case as evidenced by the most recently delivered consolidated financial statements of the Company.

“Responsible Officer” means the chief executive officer or the president of the Company, or any other officer having substantially the same authority and responsibility or, with respect to financial matters, the chief financial officer or the treasurer of the Company, or any other officer having substantially the same authority and responsibility.

“SEC” means the Securities and Exchange Commission, or any successor thereto.

“Sole Lead Arranger” means Banc of America Securities LLC in its capacity as sole lead arranger and sole book manager for the Banks hereunder.

“Solvent” means, as to any Person at any time, that (a) the fair value of the Property of such Person is greater than the amount of such Person’s liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code and, in the alternative, for purposes of the California Uniform Fraudulent Transfer Act and any other applicable fraudulent conveyance statute; (b) the present fair saleable value of the Property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its Property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute unreasonably small capital.

“Subsidiary” of a Person means any corporation, limited liability company, partnership, joint venture, association or other business entity of which more than 50% of the voting stock, membership interests or other equity interests (in the case of Persons other than corporations) is owned or controlled, directly or indirectly, by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof.

“Swap Contract” means any agreement, whether or not in writing, relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swaption, currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing and, unless the context otherwise clearly requires, any master agreement relating to or governing any or all of the foregoing.

“Tangible Net Worth” means, at any time, the total consolidated stockholders’ equity of the Company and its consolidated Subsidiaries at such time (valuing preferred stock at face value and excluding as assets (i) any loans to tenants for tenant improvements and (ii) goodwill and other intangible assets, and valuing all real property at the lower of book value or Market Value (as defined below), as evidenced by the Company’s most recently delivered consolidated financial statements.  As used in this definition of Tangible Net Worth, “Market Value” means, at any time:  (a) with respect to Carneros Commons, the Capitalized Value of Carneros Commons; (b) with respect to any Potential Approved Parcel other than Carneros Commons, the Acquisition Cost of such Parcel; and (c) with respect to any other Parcel, the value set forth in the Appraisal for such Parcel.

“Telerate Page 3750” means the British Bankers Association LIBOR Rates (determined at 11:00 a.m. London, England, time) that are published by Bridge Information Systems, Inc.

“Title Policy” means any policy of title insurance required pursuant to this Agreement.

“Total Approved Parcel Value” means, at any time, the sum of the Approved Parcel Values for all of the Approved Parcels at such time.

“Transferee” has the meaning specified in subsection .

“Type” means, in connection with a Loan, the characterization of such loan as a Prime Rate Loan or a LIBOR Loan.

“UCC” means the Uniform Commercial Code as in effect in any jurisdiction, as the same may be amended, modified or supplemented from time to time.

“Unfunded Pension Liabilities” means the excess of a Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan’s assets, determined in accordance with the assumptions used by the Plan’s actuaries for funding the Plan pursuant to section 412 of the Code for the applicable plan year.

1.2

Other Interpretive Provisions

1.2.1

Use of Defined Terms

Unless otherwise specified herein or therein, all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant to this Agreement.  The meaning of defined terms shall be equally applicable to the singular and plural forms of the defined terms.  Terms (including uncapitalized terms) not otherwise defined herein and that are defined in the UCC shall have the meanings therein described.

1.2.2

Certain Common Terms

(a)

The Agreement.  The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, schedule and exhibit references are to this Agreement unless otherwise specified.

(b)

Documents.  The term “documents” includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

(c)

Including.  The term “including” is not limiting, and means “including without limitation.”

(d)

Performance.  Whenever any performance obligation hereunder (other than a payment obligation) shall be stated to be due or required to be satisfied on a day other than a Business Day, such performance shall be made or satisfied on the next succeeding Business Day.  In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding,” and the word “through” means “to and including”.  If any provision of this Agreement refers to any action taken or to be taken by any Person, or which such Person is prohibited from taking, such provision shall be interpreted to encompass any and all means, direct or indirect, of taking or not taking such action.

(e)

Contracts.  Unless otherwise expressly provided in this Agreement, references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document.

(f)

Laws.  References to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

(g)

Captions.  The captions and headings of this Agreement are for convenience of reference only, and shall not affect the construction of this Agreement.

(h)

Independence of Provisions.  The parties acknowledge that this Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters, and that such limitations, tests and measurements are cumulative and must each be performed, except as expressly stated to the contrary in this Agreement.

(i)

Exhibits and Schedules.  All of the exhibits and schedules attached to this Agreement are incorporated herein by this reference.

1.2.3

Accounting Principles

(a)

Accounting Terms.  Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied.

(b)

Fiscal Periods.  References herein to “fiscal year” and “fiscal quarter” refer to such fiscal periods of the Company.

2.

THE CREDIT

2.1

Amount and Terms of Commitment

Each Bank severally agrees, on the terms and subject to the conditions hereinafter set forth, to make Loans to the Company from time to time on any Business Day during the period from the Closing Date to the Maturity Date for the purpose of facilitating the Company’s acquisition, development and operation of the Potential Approved Parcels listed as items 2 and 3 on Exhibit E attached hereto, in an aggregate amount not to exceed such Bank’s Pro Rata Share of the Availability; provided, however, that, notwithstanding any contrary provision of this Agreement:  (a) the aggregate principal amount of all outstanding Loans shall not at any time exceed the lesser of (i) the Availability, or (ii) the aggregate principal amount of all Loans made to the Company on the date on which the initial Loan is made, and (b) any principal amounts that are repaid by the Company may not be reborrowed.  Within the limits of the Availability, and subject to the other terms and conditions hereof, the Company may borrow under this Section  prior to the Maturity Date and repay pursuant to Section .

2.2

Loan Accounts; Notes

(a)

The Loans made by each Bank shall be evidenced by one or more loan accounts or records maintained by such Bank and by the Administrative Agent in the ordinary course of business.  The loan accounts or records maintained by the Administrative Agent and each Bank shall, absent manifest error, be conclusive of the amounts of the Loans made by the Banks to the Company and the interest and payments thereon.  Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the Company’s obligations hereunder to pay any amount owing with respect to the Loans.

(b)

The Loans made by each Bank shall be evidenced by a Note payable to the order of such Bank in an amount equal to such Bank’s Pro Rata Share of the Maximum Commitment Amount on the Closing Date.  Such Bank may endorse on the schedule annexed to its Note(s) the date, amount and maturity of each Loan that it makes, the amount of each payment of principal that the Company makes with respect thereto and the source of the funds from which each principal payment is made.  The Company irrevocably authorizes each Bank to endorse its Note(s), and such Bank’s record shall be conclusive absent manifest error; provided, however, that any Bank’s failure to make, or its error in making, a notation thereon with respect to any Loan shall not limit or otherwise affect the Company’s obligations to such Bank hereunder or under its Note(s).

2.3

Procedure for Obtaining Credit

Each Borrowing shall be made upon the irrevocable written notice (including notice via facsimile confirmed immediately by a telephone call) of the Company in the form of a Borrowing Notice (which notice must be received by the Administrative Agent prior to 9:30 a.m., San Francisco time, (i) three (3) Business Days prior to the requested borrowing date, in the case of LIBOR Loans, or (ii) one (1) Business Day prior to the requested borrowing date, in the case of Prime Rate Loans, specifying:

(a)

the amount of the Borrowing, which in the case of a Borrowing shall be in an aggregate principal amount of (i) Two Hundred Fifty Thousand dollars ($250,000) and increments of Fifty Thousand dollars ($50,000) in excess thereof for Prime Rate Borrowings, and (ii) Five Hundred Thousand dollars ($500,000) and increments of One Hundred Thousand dollars ($100,000) in excess thereof for any LIBOR Borrowings;

(b)

the requested borrowing date, which shall be a Business Day;

(c)

in the case of a Borrowing, the Type of Loans comprising the Borrowing;

(d)

in the case of a LIBOR Borrowing, the duration of the Interest Period applicable to the Loans comprising such LIBOR Borrowing.  If the Borrowing Notice fails to specify the duration of the Interest Period for the Loans comprising a LIBOR Borrowing, such Interest Period shall be thirty (30) days.

Unless the Majority Banks otherwise agree, during the existence of a Default or Event of Default, the Company may not elect to have a Loan made as, or converted into or continued as, a LIBOR Loan.  After giving effect to any Loan, there shall not be more than four (4) different Interest Periods in effect.

2.4

Conversion and Continuation Elections

(a)

The Company may, upon irrevocable written notice to the Administrative Agent in accordance with subsection :

(i)

elect to convert, on any Business Day, any Prime Rate Loans (or any part thereof in an amount not less than $500,000.00 and increments of $100,000 in excess thereof) into LIBOR Loans;

(ii)

elect to convert on any Interest Payment Date any LIBOR Loans maturing on such Interest Payment Date (or any part thereof in an amount not less than $250,000.00) into Prime Rate Loans; or

(iii)

elect to renew on any Interest Payment Date any LIBOR Loans maturing on such Interest Payment Date (or any part thereof in an amount not less than $500,000.00 and increments of $100,000 in excess thereof);

provided, that if the aggregate amount of LIBOR Loans in respect of any Borrowing shall have been reduced, by payment, prepayment or conversion of part thereof, to less than $500,000.00, such LIBOR Loans shall automatically convert into Prime Rate Loans, and on and after such date the right of the Company to continue such Loans as, and convert such Loans into, LIBOR Loans shall terminate.

(b)

The Company shall deliver by telex, cable or facsimile, confirmed immediately in writing, a Notice of Conversion/Continuation (which notice must be received by the Administrative Agent not later than 9:30 a.m. San Francisco time, (i) at least three (3) Business Days prior to the Conversion Date or continuation date, if the Loans are to be converted into or continued as LIBOR Loans, or (ii) on the Conversion Date, if the Loans are to be converted into Prime Rate Loans) specifying:

(i)

the proposed Conversion Date or continuation date;

(ii)

the aggregate amount of Loans to be converted or continued;

(iii)

the nature of the proposed conversion or continuation; and

(iv)

if the Company elects to convert a Prime Rate Loan into a LIBOR Loan or elects to continue a LIBOR Loan, the duration of the Interest Period applicable to such Loan.  If the Conversion/Continuation Notice fails to specify the duration of the Interest Period for a LIBOR Loan, such Interest Period shall be thirty (30) days.

(c)

If upon the expiration of any Interest Period applicable to LIBOR Loans the Company has failed to select a new Interest Period to be applicable to LIBOR Loans, or if any Default or Event of Default shall then exist, the Company shall be deemed to have elected to convert LIBOR Loans into Prime Rate Loans effective as of the expiration date of such current Interest Period.

(d)

Notwithstanding any other provision contained in this Agreement, after giving effect to any conversion or continuation of any Loans, there shall not be more than four (4) different Interest Periods in effect.

2.5

Principal Payments

2.5.1

Optional Repayments

Subject to the provisions of Section , the Company may, at any time or from time to time, upon at least one (1) Business Day’s prior written notice to the Administrative Agent, ratably prepay Loans, either (a) in whole, or (b) in part in an amount not less than $250,000.00 for Prime Rate Loans or $500,000 for LIBOR Loans.  Such notice of prepayment shall specify the date and amount of such prepayment and the Type(s) of Loans to be repaid.  The Administrative Agent will promptly notify each Bank of its receipt of any such notice, and of such Bank’s Pro Rata Share of such prepayment.  If the Company gives a prepayment notice to the Administrative Agent, such notice is irrevocable and the prepayment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to such date on the amount prepaid, if required by the Administrative Agent, and all amounts required to be paid pursuant to Section .

2.5.2

Mandatory Repayments

(a)

Availability Limit; Recalculation of Availability.

(i)

Should the aggregate principal amount of the outstanding Loans at any time exceed the Availability, the Company shall immediately repay such excess to the Administrative Agent, for the account of the Banks.

(ii)

The Company shall calculate the Availability, and provide to the Administrative Agent a written report of such calculation, at each of the following times:  (i) on the date of disbursement of the initial Loan, as of the date of such disbursement; and (ii) not later than the date on which any Approved Parcel ceases to be an Approved Parcel pursuant to Section , as of such date; and (iii) at all other times at which this Agreement requires a recalculation of the Availability.  Without limiting any other provision, the Company shall provide the Administrative Agent with whatever information the Majority Banks reasonably require in order to review and verify such calculations of the Availability, including, without limitation, all available Operating Statements for the Approved Parcels that are included within the applicable calculation.  If the Majority Banks reasonably conclude that any such calculation by the Company is incorrect, the Company, upon written request by the Administrative Agent (which request shall include a reasonable description of the alleged flaw(s) in the Company’s calculation), shall promptly correct such calculation and deliver a written report of such correction to the Administrative Agent, and this process shall be repeated, if necessary, until the Majority Banks are reasonably satisfied with such calculation.  The Administrative Agent shall promptly provide to the other Banks copies of all written reports of the Company’s calculations of the Availability received from the Company pursuant to this subparagraph.

(b)

Event of Loss.  If the Company shall at any time suffer an Event of Loss in which the anticipated Net Proceeds exceed $250,000.00, then (i) the Company shall promptly notify the Administrative Agent of such Event of Loss (including the amount of the estimated Net Proceeds to be received by the Company in respect thereof) and (ii) promptly upon receipt by the Company of the actual Net Proceeds of such Event of Loss, the Company shall ratably repay the Loans in an aggregate amount equal to such actual Net Proceeds.

(c)

Application of Repayments.  Any repayments pursuant to this subsection  shall be (i) subject to Section , and (ii) applied first to any Prime Rate Loans then outstanding and then to LIBOR Loans with the shortest Interest Periods remaining.

2.5.3

Repayment at Maturity

The Company shall repay the principal amount of all outstanding Loans on the Maturity Date.

2.5.4

Options to Extend Maturity Date

(a)

On or before the date that is exactly thirty (30) days before the Initial Maturity Date, the Company may elect, at its sole option, to extend the Maturity Date by three (3) months by giving written notice to the Administrative Agent, provided that no Default or Event of Default exists as of the date of such written notice and as of the Initial Maturity Date.  If the Company exercises such option to extend the Initial Maturity Date, then, not later than the Initial Maturity Date, the Company shall pay to the Administrative Agent, for the ratable account of the Banks in accordance with their respective Pro Rata Shares, in cash, an amount equal to five-hundredths of one percent (0.05%) of the aggregate outstanding principal amount of the Loans determined as of the first day of such extension period.

(b)

If the Company exercises the extension option pursuant to subsection , then, on or before the date that is exactly thirty (30) days before the Initial Extended Maturity Date, the Company may elect, at its sole option, to extend the Maturity Date by three (3) months by giving written notice to the Administrative Agent, provided that no Default or Event of Default exists as of the date of such written notice and as of the Initial Extended Maturity Date.  If the Company exercises such option to extend the Maturity Date, then, not later than the Initial Extended Maturity Date, the Company shall pay to the Administrative Agent, for the ratable account of the Banks in accordance with their respective Pro Rata Shares, in cash, an amount equal to five-hundredths of one percent (0.05%) of the aggregate outstanding principal amount of the Loans determined as of the first day of such extension period.

2.6

Interest

2.6.1

Accrual Rate

Subject to the provisions of subsection , each Loan shall bear interest on the outstanding principal amount thereof from the date when made until it becomes due at a rate per annum equal to LIBOR or the Prime Rate, as the case may be, plus the Applicable Margin.

2.6.2

Payment

Interest on each Loan shall be payable in arrears on each Interest Payment Date.  Interest shall also be payable on the date of any repayment of Loans pursuant to subsections  or  for the portion of the Loans so repaid, if required by the Administrative Agent, and upon payment (including prepayment) of the Loan in full.  During the existence of any Event of Default, interest shall be payable on demand.

2.6.3

Default Interest

Commencing (i) ten (10) Business Days after the occurrence of any Event of Default under subsection  or (ii) upon the occurrence of any other Event of Default, and continuing thereafter while such Event of Default remains uncured, or after maturity or acceleration, the Company shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all Obligations due and unpaid, at a rate per annum equal to LIBOR or the Prime Rate, as the case may be, plus the Applicable Default Margin.

2.6.4

Maximum Legal Rate

Notwithstanding any contrary provision this Agreement, the Company’s obligations to any Bank hereunder shall be subject to the limitation that payments of interest shall not be required, for any period for which interest is computed hereunder, to the extent (but only to the extent) that such Bank’s contracting for or receiving such payment would be contrary to the provisions of any law applicable to such Bank limiting the highest rate of interest that such Bank may lawfully contract for, charge or receive, and in such event the Company shall pay such Bank interest at the highest rate permitted by applicable law.

2.7

Fees

The Company shall pay to the Administrative Agent, for its own account or for the account of the Banks, as applicable, such fees as required by the letter agreement of even date herewith (the “Fee Letter”) between the Company and the Administrative Agent.

2.8

Computation of Fees and Interest

All computations of interest and fees under this Agreement shall be made on the basis of a 360-day year and actual days elapsed, which results in more interest or fees being paid than if computed on the basis of a 365-day year.  Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.  Any change in the interest rate on a Loan resulting from a change in the Prime Rate or the Reserve Percentage shall become effective as of the opening of business on the day on which such change in the Prime Rate or the Reserve Percentage becomes effective.  Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Company and the Banks in the absence of manifest error.

2.9

Payments by the Company

(a)

All payments (including prepayments) to be made by the Company on account of principal, interest, fees and other amounts required hereunder shall be made without set off or counterclaim and shall, except as otherwise expressly provided herein, be made to the Administrative Agent for the account of the Banks at the Administrative Agent’s Payment Office, in dollars and in immediately available funds, no later than 10:00 a.m. San Francisco time on the date specified herein.  The Administrative Agent will promptly distribute to each Bank its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received.  Any payment received by the Administrative Agent later than 10:00 a.m. San Francisco time shall be deemed to have been received on the immediately succeeding Business Day and any applicable interest or fee shall continue to accrue.

(b)

Subject to the provisions set forth in the definition of the term “Interest Period,” whenever any payment hereunder is stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

(c)

Unless the Administrative Agent receives notice from the Company prior to the date on which any payment is due and payable to the Banks that the Company will not make such payment in full as and when required, the Administrative Agent may assume that the Company has made such payment in full to the Administrative Agent on such date in immediately available funds and the Administrative Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Bank on such date an amount equal to the amount then due and payable to such Bank.  If and to the extent the Company has not made such payment in full to the Administrative Agent, each Bank shall repay to the Administrative Agent on demand the amount distributed to such Bank, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Bank until the date repaid.

2.10

Payments by the Banks to the Administrative Agent

(a)

With respect to any Borrowing, unless the Administrative Agent receives notice from a Bank at least one (1) Business Day prior to the date of such Borrowing, that such Bank will not make available to the Administrative Agent, for the account of the Company, the amount of that Bank’s Pro Rata Share of the Borrowing as and when required hereunder, the Administrative Agent may assume that each Bank has made such amount available to the Administrative Agent in immediately available funds on the borrowing date and the Administrative Agent may (but shall not be so required), in reliance upon such assumption, make available to the Company on such date a corresponding amount.  If and to the extent any Bank shall not have made its full amount available to the Administrative Agent in immediately available funds and the Administrative Agent in such circumstances has made available to the Company such amount, that Bank shall, on the Business Day following such borrowing date, make such amount available to the Administrative Agent, together with interest at the Federal Funds Rate for each day during such period.  A notice of the Administrative Agent submitted to any Bank with respect to amounts owing under this Section  shall be conclusive absent manifest error.  If such amount is so made available, such payment to the Administrative Agent shall constitute such Bank’s Loan on the date of Borrowing for all purposes of this Agreement.  If such amount is not made available to the Administrative Agent on the Business Day following the Borrowing Date, the Administrative Agent will notify the Company of such failure to fund and, upon demand by the Administrative Agent, the Company shall pay such amount to the Administrative Agent for the Administrative Agent’s account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing.

(b)

The failure of any Bank to make any Loan on any Borrowing Date shall not relieve any other Bank of any obligation hereunder to make a Loan on such Borrowing Date, but no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on any borrowing date.

2.11

Sharing of Payments, Etc

If, other than as expressly provided elsewhere herein, any Bank shall obtain on account of the Obligations owing to it any payment (whether voluntary, involuntary, or otherwise) in excess of its ratable share (or other share contemplated hereunder), such Bank shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Banks such participations in the Loans made by them as shall be necessary to cause such purchasing Bank to share the excess payment pro rata with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Bank, such purchase shall to that extent be rescinded, and each other Bank shall repay to the purchasing Bank the purchase price paid therefor, together with an amount equal to such paying Bank’s ratable share (according to the proportion of (i) the amount of such paying Bank’s required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered.  The Company agrees that any Bank so purchasing a participation from another Bank may, to the fullest extent permitted by law, exercise all its rights of payment (other than the right of set-off) with respect to such participation as fully as if such Bank were the direct creditor of the Company in the amount of such participation.  The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Banks following any such purchases or repayments.

3.

TAXES, YIELD PROTECTION AND ILLEGALITY

3.1

Taxes

If any taxes (other than taxes on a Bank’s net income) are at any time imposed on any payments under or in respect of this Agreement or any instrument or agreement required hereunder, including payments made pursuant to this Section , the Company shall pay all such taxes and shall also pay to the Administrative Agent, for the account of the applicable Bank, at the time interest is paid, all additional amounts which such Bank specifies as necessary to preserve the yield, after payment of such taxes, that such Bank would have received if such taxes had not been imposed.

3.2

Illegality

(a)

If any Bank determines that (i) the introduction of any Requirement of Law, or any change in any Requirement of Law or in the interpretation or administration thereof, has made it unlawful, or (ii) any central bank or other Governmental Authority has asserted that it is unlawful, for such Bank or its applicable Lending Office to make LIBOR Loans, then, on notice thereof by such Bank to the Company and the Administrative Agent, the obligation of such Bank to make LIBOR Loans shall be suspended until such Bank shall have notified the Company and the Administrative Agent that the circumstances giving rise to such determination no longer exist.

(b)

If any Bank determines that it is unlawful to maintain any LIBOR Loan, the Company shall, upon its receipt of notice of such fact and demand from such Bank (with a copy to the Administrative Agent), prepay in full all LIBOR Loans of that Bank then outstanding, together with interest accrued thereon and any amounts required to be paid in connection therewith pursuant to Section , either on the last day of the Interest Period thereof, if such Bank may lawfully continue to maintain such LIBOR Loans to such day, or immediately, if such Bank may not lawfully continue to maintain such LIBOR Loans.

(c)

Notwithstanding any contrary provision of Section , if the Company is required to prepay any LIBOR Loan immediately as provided in subsection , then concurrently with such prepayment the Company shall borrow a Prime Rate Loan from the affected Bank in the amount of such repayment.

(d)

If the obligation of any Bank to make or maintain LIBOR Loans has been terminated, the Company may elect, by giving notice to such Bank through the Administrative Agent, that all Loans which would otherwise be made by such Bank as LIBOR Loans shall instead be Prime Rate Loans.

(e)

Before giving any notice to the Administrative Agent or the Company pursuant to this Section , the affected Bank shall designate a different Lending Office with respect to its LIBOR Loans if such designation would avoid the need for giving such notice or making such demand and would not, in the judgment of such Bank, be illegal or otherwise disadvantageous to such Bank.

3.3

Increased Costs and Reduction of Return

(a)

If any Bank determines that, due to either (i) the introduction of, or any change (other than a change by way of imposition of, or increase in, reserve requirements included in the Reserve Percentage) in or in the interpretation of, any law or regulation or (ii) the compliance by such Bank (or its Lending Office) or any Corporation controlling such Bank with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Bank of agreeing to make or making, funding or maintaining any LIBOR Loans, then the Company shall be liable for, and shall from time to time, upon demand therefor by such Bank with a copy to the Administrative Agent, pay to the Administrative Agent for the account of such Bank such additional amounts as are sufficient to compensate such Bank for such increased costs.

(b)

If any Bank determines that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by such Bank (or its Lending Office), or any corporation controlling such Bank, with any Capital Adequacy Regulation affects or would affect the amount of capital that such Bank or any corporation controlling such Bank is required or expected to maintain, and such Bank (taking into consideration such Bank’s or such corporation’s policies with respect to capital adequacy and such Bank’s desired return on capital) determines that the amount of such capital is increased as a consequence of any of its loans, credits or obligations under this Agreement, then, upon demand of such Bank to the Company through the Administrative Agent, the Company shall immediately pay to the Administrative Agent, for the account of such Bank, from time to time as specified by such Bank, additional amounts sufficient to compensate such Bank for such increase.

3.4

Funding Losses

The Company agrees to pay to the Administrative Agent, from time to time, for the account of the Banks, any amount that would be necessary to reimburse the Banks for, and to hold the Banks harmless from, any loss or expense which the Banks may sustain or incur as a consequence of:

(a)

the failure of the Company to make any payment or prepayment of principal of any LIBOR Loan (including payments made after any acceleration thereof);

(b)

the failure of the Company to borrow, continue or convert a Loan after the Company has given (or is deemed to have given) a Borrowing Notice or a Conversion/Continuation Notice;

(c)

the prepayment (including pursuant to Section ) of a LIBOR Loan on a day which is not the last day of the Interest Period with respect thereto;

(d)

the conversion pursuant to subsection  of any LIBOR Loan to a Prime Rate Loan on a day that is not the last day of the respective Interest Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained to maintain the LIBOR Loans hereunder or from fees payable to terminate the deposits from which such funds were obtained.  Solely for purposes of calculating amounts payable by the Company to the Administrative Agent, for the account of the Banks, under this Section , each LIBOR Loan (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the LIBOR used in determining the LIBOR Rate for such LIBOR Loan by a matching deposit or other borrowing in the applicable offshore dollar interbank market for a comparable amount and for a comparable period, whether or not such LIBOR Loan is in fact so funded.

3.5

Inability to Determine Rates

If any Bank determines that for any reason adequate and reasonable means do not exist for ascertaining the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Loan or that the LIBOR Rate applicable pursuant to subsection  for any requested Interest Period with respect to a proposed LIBOR Loan does not adequately and fairly reflect the cost to such Bank of funding such Loan, such Bank will forthwith give notice of such determination to the Company through the Administrative Agent.  Thereafter, the obligation of such Bank to make or maintain LIBOR Loans hereunder shall be suspended until such Bank revokes such notice in writing.  Upon receipt of such notice, the Company may revoke any Borrowing Notice or Conversion/Continuation Notice then submitted by it.  If the Company does not revoke such notice, the affected Bank shall make, convert or continue the Loans, as proposed by the Company, in the amount specified in the applicable notice submitted by the Company, but such Loans shall be made, converted or continued as Prime Rate Loans instead of LIBOR Loans.

3.6

Certificate of Bank

Any Bank, if claiming reimbursement or compensation pursuant to this Article , shall deliver to the Company through the Administrative Agent a certificate setting forth in reasonable detail the amount payable to such Bank hereunder, and such certificate shall be conclusive and binding on the Company in the absence of manifest error.

3.7

Survival

The agreements and obligations of the Company in this Article  shall survive the payment and performance of all other Obligations.

4.

CONDITIONS PRECEDENT

4.1

Conditions to Approving Parcels

Subject to the provisions of Section , a Parcel shall be considered an Approved Parcel for purposes of this Agreement upon satisfaction of all of the following conditions precedent:

4.1.1

Fee Ownership

The Company owns fee title to such Parcel.

4.1.2

Satisfactory Parcel

Such Parcel either (a) is satisfactory to Majority Banks in their sole and absolute discretion or (b) satisfies all of the following conditions:  (1) the Parcel is improved, and the improvements located on such Parcel are and will be used solely for office, research and development, bulk industrial or flexible industrial purposes, (2) more than eighty percent (80%) of the net rentable area of the improvements located on such Parcel is covered by signed leases with third-party tenants having remaining terms of three (3) years or longer, and (3) the Administrative Agent has received evidence in form and substance satisfactory to the Administrative Agent of such Parcel’s compliance with the foregoing conditions.

4.1.3

No Hazardous Materials

Such Parcel is free from all Hazardous Materials, including asbestos, other than commercially reasonable quantities of Hazardous Materials typically used in properties similar to such Parcel and permitted by all applicable Environmental Laws, and the Administrative Agent shall have received evidence in form and substance satisfactory to the Majority Banks of such Parcel’s compliance with this condition.

4.1.4

Pro Forma Cash Flow Statement

A pro forma cash flow statement for such Parcel has been provided by the Company to the Administrative Agent and approved by the Administrative Agent.

4.1.5

No Liens

Such Parcel and all related personal property is free and clear of all Liens other than Permitted Liens.

4.1.6

Deliveries to the Administrative Agent

The Administrative Agent shall have received each of the following in form and substance satisfactory to the Administrative Agent:

(a)

a current ALTA survey of such Parcel and Surveyor’s Certification, including a complete legal description;

(b)

copies of all exceptions to title with respect to such Parcel;

(c)

at the Administrative Agent’s request, copies of any available plans and specifications for any improvements located on such Parcel;

(d)

an environmental site assessment for such Parcel, dated not more than twelve (12) months prior to the date the Company submits the Parcel to the Administrative Agent for approval by the Banks, prepared by a qualified firm acceptable to the Administrative Agent, stating, among other things, that such Parcel is free from Hazardous Materials other than commercially reasonable quantities of Hazardous Materials typically used in properties similar to such Parcel, and that any such Hazardous Materials located thereon and all operations conducted thereon are in compliance with all Environmental Laws and showing any Estimated Remediation Costs;

(e)

at the Administrative Agent’s request, copies of all leases and contracts not cancelable on thirty (30) days’ notice and a rent roll relating to all or any portion of such Parcel;

(f)

At the Administrative Agent’s request, financial statements for any Major Tenant that are available to the Company;

(g)

an operating report for such Parcel for not less than the four (4) most recent consecutive quarters, together with a projection of the operating results for such Parcel for the following twelve (12) months;

(h)

if such Parcel has been owned by the Company for more than one (1) calendar month but fewer than four (4) consecutive calendar quarters, monthly operating statements for such Parcel for each full calendar month that the Company has owned such Parcel;

(i)

at the Administrative Agent’s request, a cost budget for any anticipated renovation of such Parcel;

(j)

certificates of insurance and loss payable endorsements for all policies required pursuant to Section , showing the same to be in full force and effect with respect to such Parcel;

(k)

a certificate that such Parcel satisfies the conditions set forth in subsections ,  and  and in clauses (b)(1) and (b)(2) of subsection ; and

(l)

all other documents reasonably required by the Administrative Agent.

4.1.7

Title Insurance

The Company shall, at its sole expense, have delivered to the Administrative Agent a true and correct copy of an ALTA form extended coverage owner’s policy of title insurance, or evidence of a commitment therefor satisfactory to the Administrative Agent, in form, substance and amount, and issued by one or more insurers, reasonably satisfactory to the Administrative Agent, together with all indorsements and binders thereto reasonably required by the Administrative Agent, naming the Company as the insured, insuring the fee interest in such Parcel to be vested in the Company, and showing such Parcel subject only to the Permitted Encumbrances.

4.1.8

Tax Reporting Service

The Company shall, at its sole expense, have delivered to the Administrative Agent evidence of a contract with a property tax reporting service for such Parcel for a period of not less than thirty (30) years.

4.1.9

Costs

The Company shall have paid to the Administrative Agent all amounts payable pursuant to Section  in connection with such Parcel.

4.1.10

Expenses

The Administrative Agent shall have received satisfactory evidence that the Company has paid all title insurance premiums, tax service charges, documentary stamp or intangible taxes and recording fees payable in connection with such Parcel or the issuance of the Title Policy.

4.2

Conditions of Initial Loan

The obligation of the Banks to make the initial Loan after the Closing Date is subject to the satisfaction of all of the following conditions precedent:

4.2.1

Deliveries to the Administrative Agent

The Administrative Agent shall have received, on or before the Closing Date, all of the following in form and substance satisfactory to the Administrative Agent and its counsel:

(a)

this Agreement, the Notes and the Fee Letter executed by the Company;

(b)

copies of the resolutions of the board of directors of the Company approving and authorizing the execution, delivery and performance by the Company of this Agreement and the other Loan Documents to be delivered hereunder, and authorizing the borrowing of the Loans, certified as of the Closing Date by the Secretary or an Assistant Secretary of the Company;

(c)

a certificate of the Secretary or Assistant Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to execute and deliver, as applicable, this Agreement and all other Loan Documents to be delivered hereunder;

(d)

the articles or certificate of incorporation of the Company certified by the Secretary of State of the state of incorporation of the Company as of a recent date and by the Secretary or Assistant Secretary of the Company as of the Closing Date;

(e)

a good standing certificate for the Company as in effect on the Closing Date from the Secretary of State of (i) its state of incorporation and (ii) each state in which an Approved Parcel is situated, evidencing that the Company is qualified to do business as a foreign corporation in said state as of a recent date, together with bringdown certificates by telex or telefacsimile dated the Closing Date;

(f)

an opinion of counsel to the Company acceptable to the Administrative Agent, addressed to the Administrative Agent, substantially in the form of Exhibit D;

(g)

a certificate signed by a Responsible Officer, dated as of the Closing Date, stating that (i) the representations and warranties contained in Article  are true and correct on and as of such date, as though made on and as of such date; (ii) the calculation of the Availability as of August 31, 2002, is true and correct on and as of such date; (iii) no Default or Event of Default exists or would result from the initial Loan; and (iv) there has occurred since December 31, 2001, no event or circumstance that could reasonably be expected to result in a Material Adverse Effect;

(h)

a certified copy of financial statements of the Company and its Subsidiaries referred to in Section ;

(i)

such other approvals, opinions or documents as the Administrative Agent may request; and

(j)

an environmental site assessment for each Approved Parcel performed not more than five (5) years prior to the date of this Agreement, prepared by a qualified firm acceptable to the Administrative Agent, stating, among other things, that such Parcel is free from Hazardous Materials other than commercially reasonable quantities of Hazardous Materials typically used in properties similar to such Parcel, and that any such Hazardous Materials located thereon and all operations conducted thereon are in compliance with all Environmental Laws and showing any Estimated Remediation Costs.

4.2.2

Payment of Expenses

The Company shall have paid all costs, accrued and unpaid fees and expenses incurred by the Administrative Agent, to the extent then due and payable, on the Closing Date, including Attorney Costs incurred by the Administrative Agent, to the extent invoiced prior to or on the Closing Date, together with such additional amounts of Attorney Costs as shall constitute a reasonable estimate of Attorney Costs incurred or to be incurred through the closing proceedings, provided that such estimate shall not thereafter preclude final settling of accounts between the Company and the Administrative Agent, including any such costs, fees and expenses arising under or referenced in Section .

4.2.3

Payment of Fees

Evidence of payment by the Company of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Closing Date.

4.3

Conditions to All Borrowings

The obligation of the Banks to make any Loan (including the initial Loan) is subject to the satisfaction of all of the following conditions precedent on the relevant borrowing date:

4.3.1

Minimum Number of Approved Parcels

All three (3) of the Potential Approved Parcels shall be Approved Parcels.

4.3.2

Notice of Borrowing

The Administrative Agent shall have received a Borrowing Notice.

4.3.3

Continuation of Representations and Warranties

The representations and warranties made by the Company contained in Article  shall be true and correct on and as of such borrowing date with the same effect as if made on and as of such borrowing date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date).

4.3.4

No Existing Default

No Default or Event of Default shall exist or shall result from such Loan.

4.3.5

Further Assurances

The Company shall have executed and acknowledged (or caused to be executed and acknowledged) and delivered to the Administrative Agent all documents and taken all actions, reasonably required by the Administrative Agent or the Banks from time to time to confirm the rights created or now or hereafter intended to be created by the Loan Documents, or otherwise to carry out the purposes of the Loan Documents and the transactions contemplated thereunder.

Each Borrowing Notice submitted by the Company hereunder shall constitute a representation and warranty by the Company hereunder, as of the date of each such Borrowing Notice and as of the date of each Loan, that the conditions in Section  are satisfied.

4.4

Disposition of Approved Parcel

In the event of a Disposition of any Approved Parcel, such Approved Parcel shall immediately cease to be an Approved Parcel.

5.

REPRESENTATIONS AND WARRANTIES

The Company represents and warrants to the Administrative Agent and each of the Banks that:

5.1

Existence and Power

The Company and each of its Subsidiaries (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; and (b) is duly qualified as a foreign corporation, licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification.  The Company and each of its Subsidiaries (c) has the power and authority, and has obtained all governmental licenses, authorizations, consents and approvals needed, to own its assets, to carry on its business and to execute, deliver and perform its obligations under the Loan Documents to which it is a party; and (d) is in compliance with all Requirements of Law; except, in each case referred to in clause (b) or clause (d), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

5.2

Corporate Authorization; No Contravention

The execution, delivery and performance by the Company of this Agreement and any other Loan Document have been duly authorized by all necessary corporate action, and do not and will not:

(a)

contravene the terms of any of the Company’s Organization Documents;

(b)

conflict with or result in any breach or contravention of, or the creation of any Lien under, any Contractual Obligation to which the Company is a party or any order, injunction, writ or decree of any Governmental Authority to which the Company or its Property is subject; or

(c)

violate any Requirement of Law.

5.3

Governmental Authorization

No approval, consent, exemption, authorization or other action by, or notice to or filing with, any Governmental Authority (except for recordings or filings in connection with the Liens granted to the Administrative Agent under the Collateral Documents) is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company of this Agreement or any other Loan Document to which the Company is a party.

5.4

Binding Effect

This Agreement and each other Loan Document constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

5.5

Litigation

Except as specifically disclosed in Schedule 5.5, there are no actions, suits, proceedings, claims or disputes pending, or to the best knowledge of the Company threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the Company, any of its Subsidiaries or any of their respective Properties, which (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby, or (b) if determined adversely to the Company or one or more of its Subsidiaries would reasonably be expected to have a Material Adverse Effect.  No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

5.6

No Default

No Default or Event of Default exists or would result from the incurring of any Obligations by the Company.  Neither the Company nor any of its Subsidiaries is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect.

5.7

ERISA Compliance

Each Plan and Multi-employer Plan is in full compliance with applicable Requirements of Law, including ERISA, and no ERISA Events or accumulated funding deficiencies within the meaning of ERISA have occurred with respect to any Qualified Plan or Multi-employer Plan that, in the aggregate, could result in a Material Adverse Effect.

5.8

Use of Proceeds; Margin Regulations

The proceeds of the Loans are intended to be and shall be used solely for the purposes set forth in and permitted by Section , and are intended to be and shall be used in compliance with Section .

5.9

Title to Properties

The Company and each of its Subsidiaries has good record and marketable title in fee simple to all real Property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect.  As of the Closing Date, the Property of the Company and each of its Subsidiaries is subject to no Liens that are not disclosed in the most recent financial statements delivered to the Administrative Agent other than (i) Permitted Liens, (ii) Liens securing the performance of obligations under recorded covenants, conditions and restrictions, easements or other agreements among adjoining landowners, and (iii) Liens securing purchase money financing of fixtures and equipment, or securing other indebtedness that in the aggregate does not exceed $100,000.

5.10

Taxes

The Company and its Subsidiaries have filed all federal and other material tax returns and reports required to be filed, and have paid all federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their Properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP, and no Notice of Lien has been filed or recorded.  There is no proposed tax assessment against the Company or any of its Subsidiaries that would, if the assessment were made, have a Material Adverse Effect.

5.11

Financial Condition

(a)

The audited consolidated financial statements of the Company dated December 31, 2001, and the related consolidated statements of operations, shareholders’ equity and cash flows for the year ended on that date:

(i)

were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein;

(ii)

are complete, accurate and fairly present the financial condition of the Company and its consolidated Subsidiaries as of the date thereof and results of operations for the period covered thereby; and

(iii)

except as specifically disclosed in Schedule 5.11, show all material Indebtedness and other liabilities, direct or contingent, of the Company and its consolidated Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Contingent Obligations.

(b)

Since December 31, 2001, there has been no Material Adverse Effect.

5.12

Environmental Matters

(a)

Except as specifically disclosed in Schedule 5.12, to the best knowledge of the Company the on-going operations of the Company and each of its Subsidiaries comply in all respects with all Environmental Laws, except such non-compliance that would not (if enforced in accordance with applicable law) result in liability in excess of $50,000 in the aggregate.

(b)

Except as specifically disclosed in Schedule 5.12, the Company and each of its Subsidiaries has obtained all licenses, permits, authorizations and registrations required under any Environmental Law (“Environmental Permits”) and necessary for its ordinary course operations, all such Environmental Permits are in good standing, and the Company, each of its Subsidiaries is in compliance with all material terms and conditions of such Environmental Permits.

(c)

Except as specifically disclosed in Schedule 5.12, none of the Company, any of its Subsidiaries or any of their respective present Property or operations is subject to any outstanding written order from, or agreement with, any Governmental Authority, or subject to any judicial or docketed administrative proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Material.

(d)

Except as specifically disclosed in Schedule 5.12, to the best knowledge of the Company there are no Hazardous Materials or other conditions or circumstances existing with respect to any Parcel, or arising from operations of the Company or any of its Subsidiaries prior to the Closing Date, that would reasonably be expected to give rise to Environmental Claims with a potential liability of the Company and its Subsidiaries in excess of $50,000 in the aggregate for any such condition, circumstance or Parcel.  In addition, (i) neither the Company nor any of its Subsidiaries has any underground storage tanks (x) that are not properly registered or permitted under applicable Environmental Laws, or (y) that are leaking or disposing of Hazardous Materials off-site, and (ii) the Company and its Subsidiaries have notified all of their employees of the existence, if any, of any health hazard arising from the conditions of their employment and have met all notification requirements under Title III of CERCLA and all other Environmental Laws.

5.13

Regulated Entities

Neither the Company nor any Person controlling the Company is (a) an “Investment Company” within the meaning of the Investment Company Act of 1940; or (b) subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other federal or state statute or regulation limiting its ability to incur Indebtedness.

5.14

No Burdensome Restrictions

The Company is not a party to, or bound by, any Contractual Obligation, or subject to any charter or corporate restriction or any Requirement of Law, which could reasonably be expected to have a Material Adverse Effect.

5.15

Solvency

The Company is Solvent, and each of its Subsidiaries is Solvent.

5.16

Subsidiaries; Equity Investments

As of the Closing Date, the Company has no Subsidiaries other than those specifically disclosed in part (a) of Schedule 5.16, and has no equity investments in any corporation, partnership or other entity other than those specifically disclosed in part (b) of Schedule 5.16.

5.17

Brokers; Transaction Fees

Neither the Company nor any of its Subsidiaries has any obligation to any Person in respect of any finder’s, broker’s or investment banker’s fee in connection with the transactions contemplated hereby.

5.18

Insurance

The Properties of the Company and its Subsidiaries are insured with financially sound and reputable insurance companies in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar Properties in localities where the Company or such Subsidiary operates.

5.19

Full Disclosure

None of the representations or warranties made by the Company or any of its Subsidiaries in the Loan Documents, as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Company or any of its Subsidiaries in connection with the Loan Documents, contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading.

6.

AFFIRMATIVE COVENANTS

The Company covenants and agrees that, so long as any Bank shall have any obligation hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, unless the Administrative Agent, on behalf of the Majority Banks, waives compliance in writing:

6.1

Financial Statements

The Company shall deliver to each of the Banks, in form and detail satisfactory to the Administrative Agent:

(a)

as soon as publicly available, but not later than 120 days after the end of each calendar year, a copy of the audited consolidated balance sheets of the Company as at the end of such year and the related consolidated statements of income, shareholders’ equity and cash flows for such calendar year, setting forth in each case in comparative form the figures for the previous year, and accompanied by the opinion of a nationally recognized independent public accounting firm stating that such consolidated financial statements present fairly the financial positions of the Company for the periods indicated in conformity with GAAP applied on a basis consistent with prior years;

(b)

as soon as publicly available, but not later than 60 days after the end of each of the first three (3) calendar quarters of each year, a copy of the unaudited consolidated balance sheets of the Company as of the end of such quarter and the related consolidated statements of income, shareholders’ equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, certified by an appropriate Responsible Officer as being complete and correct and fairly presenting the financial position and results of operations of the Company in accordance with GAAP;

(c)

as soon as available, but not later than 60 days after the end of each calendar quarter of each year, operating statements and rent rolls for each Property securing the Loans, certified by an appropriate Responsible Officer as being complete and correct and fairly presenting the financial position and the results of operations of the Approved Parcel to which it relates, together with any additional information relating to any such Property reasonably requested by the Administrative Agent;

(d)

as soon as available, but not later than 120 days after the end of each calendar year, rolling two-year consolidated balance sheet, income statement and cash flow projections for the Company, together with a copy of the annual business plan approved by the Company’s board of directors, in each case certified by an appropriate Responsible Officer of the Company as being complete and correct in all material respects; and

(e)

not later than 60 days after the end of each calendar quarter of each year, a report in form and substance satisfactory to the Administrative Agent concerning the status of all development activity of the Company and each of its Subsidiaries, certified by an appropriate Responsible Officer of the Company as being complete and correct in all material respects.

6.2

Certificates; Other Information

The Company shall furnish to the Administrative Agent, with sufficient copies for each Bank:

(a)

concurrently with the delivery of the financial statements referred to in subsections  and , a certificate of a Responsible Officer in form and detail substantially similar to the certificates previously delivered to the Administrative Agent, (i) stating that, to the best of such officer’s knowledge, the Company, during such period, has observed and performed all of its covenants and other agreements, and satisfied every condition contained in this Agreement to be observed, performed or satisfied by it, and that such officer has obtained no knowledge of any Default or Event of Default except as specified (by applicable subsection reference) in such certificate, (ii) showing in detail the calculations supporting such statement in respect of Sections , , , , , , , , ,  and  and (iii) showing in detail the calculations supporting the calculations of Leverage and Total Approved Parcel Value;

(b)

promptly after the same are sent, copies of all financial statements and reports which the Company sends to its shareholders; and promptly after the same are filed (but in the case of the Company’s (i) Form 10-K filing, in no event later than 120 days after the end of the calendar year to which it relates, and (ii) Form 10-Q filing, in no event later than 60 days after the end of the calendar quarter to which it relates), copies of all financial statements and regular, periodical or special reports which the Company may make to, or file with, the SEC or any successor or similar Governmental Authority; and

(c)

not later than the date of any Disposition of any Approved Parcel, a certificate of a Responsible Officer, dated as of the date of such Disposition and in form and detail satisfactory to the Administrative Agent, certifying that, after giving effect to such Disposition, the Company will be in compliance with Section , and showing in detail the calculations supporting the calculation of its Leverage;

(d)

promptly, such additional business, financial, corporate affairs and other information as the Administrative Agent may from time to time reasonably request.

6.3

Notices

The Company shall promptly notify the Administrative Agent:

(a)

upon, but in no event later than ten (10) days after, becoming aware of (i) the occurrence of any Default or Event of Default, and (ii) the occurrence or existence of any event or circumstance that foreseeable will become a Default or Event of Default;

(b)

of (i) any breach or non-performance of, or any default under, any Contractual Obligation of the Company or any of its Subsidiaries which could result in a Material Adverse Effect; and (ii) any dispute, litigation, investigation, proceeding or suspension which may exist at any time between the Company or any of its Subsidiaries and any Governmental Authority;

(c)

of the commencement of, or any material development in, any litigation or proceeding affecting the Company or any Subsidiary of the Company (i) in which the amount of damages claimed is $500,000 or more, (ii) in which injunctive or similar relief is sought and which, if adversely determined, would reasonably be expected to have a Material Adverse Effect, or (iii) in which the relief sought is an injunction or other stay of the performance of this Agreement or any Loan Document;

(d)

upon, but in no event later than ten (10) days after, becoming aware of (i) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened against the Company, any Subsidiary of the Company or any of their respective Properties pursuant to any applicable Environmental Laws, (ii) all other Environmental Claims, and (iii) any environmental or similar condition on any real property adjoining or in the vicinity of any real Property of the Company or any Subsidiary of the Company that could reasonably be anticipated to cause such Property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of such Property under any Environmental Laws;

(e)

of any of the following ERISA events affecting the Company or any member of its Controlled Group (but in no event more than ten (10) days after such event), together with a copy of any notice with respect to such event that may be required to be filed with a Governmental Authority and any notice delivered by a Governmental Authority to the Company or any member or its Controlled Group with respect to such event:

(i)

an ERISA Event;

(ii)

the adoption of any new Plan that is subject to Title IV of ERISA or section 412 of the Code by any member of the Controlled Group;

(iii)

the adoption of any amendment to a Plan that is subject to Title IV of ERISA or section 412 of the Code, if such amendment results in a material increase in benefits or Unfunded Pension Liabilities; or

(iv)

the commencement of contributions by any member of the Controlled Group to any Plan that is subject to Title IV of ERISA or section 412 of the Code;

(f)

any Material Adverse Effect subsequent to the date of the most recent audited financial statements of the Company delivered to the Administrative Agent pursuant to subsection ;

(g)

of any change in accounting policies or financial reporting practices by the Company or any of its Subsidiaries within ten (10) days of their adoption; and

(h)

of any notice of redemption given with respect to any or all of the Company’s preferred shares, within ten (10) days of the date of such notice.

Each notice pursuant to this Section shall be accompanied by a written statement by a Responsible Officer of the Company setting forth details of the occurrence referred to therein, and stating what action the Company proposes to take with respect thereto and at what time.  Each notice under subsection  shall describe with particularity any and all clauses or provisions of this Agreement or other Loan Document that have been breached or violated.

6.4

Preservation of Corporate Existence, Etc

Subject to the provisions of Section , the Company shall, and shall cause each of its Subsidiaries to:

(a)

preserve and maintain in full force and effect its corporate or partnership existence and good standing under the laws of its state or jurisdiction of incorporation;

(b)

preserve and maintain in full force and effect all rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business; and

(c)

use its reasonable efforts, in the Ordinary Course of Business, to preserve its business organization.

6.5

Maintenance of Property

The Company shall maintain, and shall cause each of its Subsidiaries to maintain, and preserve all of its Property which is used or useful in its business in good working order and condition, ordinary wear and tear excepted and make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

6.6

Insurance

The Company shall maintain, and shall cause each of its Subsidiaries to maintain, with financially sound and reputable independent insurers, insurance with respect to its Properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons, including workers’ compensation insurance, public liability insurance, property and casualty insurance and rental interruption insurance, the amount of which shall not be reduced by the Company or any Subsidiary of the Company in the absence of thirty (30) days’ prior notice to the Administrative Agent.  Upon request of the Administrative Agent, the Company shall furnish the Administrative Agent at reasonable intervals (but not more often than once per calendar year) a certificate of a Responsible Officer of the Company (and, if requested by the Administrative Agent any insurance broker for the Company) setting forth the nature and extent of all insurance maintained by the Company and its Subsidiaries in accordance with this Section  or any Collateral Documents (and which, in the case of a certificate of a broker, were placed through such broker).

6.7

Payment of Obligations

The Company shall, and shall cause its Subsidiaries to, pay and discharge as the same shall become due and payable, all their respective obligations and liabilities, including:

(a)

all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings (which proceedings have the effect of preventing the imposition of a Lien on, or the forfeiture or sale of, any Property of the Company or any of its Subsidiaries) and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary;

(b)

all lawful claims which, if unpaid, would by law become a Lien upon its Property unless the same are being contested in good faith by appropriate proceedings (which proceedings have the effect of preventing the imposition of a Lien on, or the forfeiture or sale of, any Property of the Company or any of its Subsidiaries) and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary; and

(c)

all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

6.8

Compliance with Laws

The Company shall comply, and shall cause each of its Subsidiaries to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business or any of its Property, except such as may be contested in good faith or as to which a bona fide dispute may exist.

6.9

Inspection of Property and Books and Records

The Company shall maintain, and shall cause each of its Subsidiaries to maintain, proper books of record and account in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Company and such Subsidiaries.  The Company shall permit, and shall cause each of its Subsidiaries to permit, representatives of the Administrative Agent or any Bank to visit and inspect any of their respective Properties, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers and independent public accountants, all at the expense of the Company (which shall include all internal or outside legal and other consultant fees and other out-of-pocket expenses incurred by the Administrative Agent or any of the Banks in connection with any such inspection, but shall not include the Administrative Agent’s or any Bank’s normal overhead or employee costs of administering the Loans) and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Company; provided, however, that when an Event of Default exists the Administrative Agent or any Bank may do any of the foregoing at the expense of the Company at any time during normal business hours and without advance notice.  No actions by the Administrative Agent or any Bank pursuant to this Section  shall unreasonably interfere with (a) the performance by the Company’s employees of their duties or (b) the occupancy of any of the Company’s tenants.

6.10

Environmental Laws

The Company shall, and shall cause each of its Subsidiaries to, conduct its operations and keep and maintain its Property in compliance with all Environmental Laws whose violation could, individually or in the aggregate, result in liability in excess of $250,000.  Upon the written request of the Administrative Agent or any Bank, the Company shall submit, and cause each of its Subsidiaries to submit, to the Administrative Agent, with sufficient copies for each Bank, at the Company’s sole cost and expense, at reasonable intervals, a report providing an update of the status of any environmental, health or safety compliance, hazard or liability issue identified in any notice or report required pursuant to subsection , that could, individually or in the aggregate, result in liability in excess of $250,000.

6.11

Use of Proceeds

Subject to the provisions of Section , the Company shall use the proceeds of the Loans solely for the purpose of facilitating the Company’s acquisition, development and operation of the Potential Approved Parcels listed as items 2 and 3 on Exhibit E attached hereto.

6.12

Solvency

The Company shall at all times be, and shall cause each of its Subsidiaries to be, Solvent.

6.13

Further Assurances

Promptly upon request by the Administrative Agent, the Company shall (and shall cause any of its Subsidiaries to) do such further acts, and execute, acknowledge and deliver any and all certificates, assurances and other instruments, as the Administrative Agent may reasonably require from time to time in order to (i) carry out more effectively the purposes of this Agreement or any other Loan Document and (ii) better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Administrative Agent and the Banks the rights granted or now or hereafter intended to be granted to the Administrative Agent or the Banks under any Loan Document or under any other document executed in connection therewith.

6.14

Registration of Capital Stock

At least one class or series of outstanding shares of the Company’s Capital Stock shall be listed on the New York Stock Exchange or another nationally recognized stock exchange.

7.

NEGATIVE COVENANTS

The Company hereby covenants and agrees that, so long as any Bank shall have any obligation hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, unless the Administrative Agent, on behalf of the Majority Banks, waives compliance in writing:

7.1

Limitation on Liens

The Company shall not, and shall not suffer or permit any of its Subsidiaries to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any Approved Parcel, other than the following (“Permitted Liens”):

(a)

Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by Section , provided that no Notice of Lien has been filed or recorded; or

(b)

carriers’, warehousemen’s, mechanics’, landlords’, materialmen’s, repairmen’s or other similar Liens arising in the Ordinary Course of Business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject thereto.

7.2

Consolidations and Mergers

The Company shall not, and shall not suffer or permit any of its Subsidiaries to, merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except:

(a)

any Subsidiary of the Company may merge with (i) the Company, provided that the Company shall be the continuing or surviving Person, or (ii) any one or more Subsidiaries of the Company, provided that if any transaction shall be between a Subsidiary and a wholly-owned Subsidiary, the wholly-owned Subsidiary shall be the continuing or surviving Person; and

(b)

any Subsidiary of the Company may sell all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Company or a wholly-owned Subsidiary of the Company;

provided, however, that so long as the continuing or surviving Person remains liable for all of the Company’s obligations to the Banks under the Loan Documents, the Administrative Agent and the Banks shall not unreasonably withhold their consent to any merger or consolidation of the Company or any of its Subsidiaries with or into any other Person.

7.3

Loans and Investments

The Company shall not, and shall not suffer or permit any of its Subsidiaries to, make any advance, loan, extension of credit or capital contribution to any Person, including any Affiliate of the Company, or enter into any partnership, joint venture, limited liability company or similar entity with any non-Affiliate of the Company, except for (a) advances, loans, extensions of credit or capital contributions to partnerships, limited liability companies or joint ventures whose assets, in the aggregate, do not at any time exceed ten percent (10%) of the Gross Asset Value of the Company and its consolidated Subsidiaries at such time, (b) loans to tenants for tenant improvements in a maximum principal amount of $1,500,000 for any such loan, and (c) loans to employees of the Company to finance their purchase of Company stock, where such employee loans are reported on the Company’s financial statements in a manner that does not affect the Company’s total assets, total liabilities or net worth; provided, however, that at any time the aggregate amount of (i) advances, loans, extensions of credit or capital contributions that the Company and its consolidated Subsidiaries have made to partnerships, limited liability companies or joint ventures, (ii) the acquisition, development and construction costs, determined on a GAAP basis before depreciation, of development projects with which the Company or its consolidated Subsidiaries are then involved, and (iii) the value of undeveloped land then owned by the Company and its consolidated Subsidiaries, shall not exceed twenty percent (20%) of the Gross Asset Value of the Company and its consolidated Subsidiaries at such time.

7.4

Limitation on Indebtedness

The Company shall not, and shall not suffer or permit any of its Subsidiaries to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to any unsecured Indebtedness in an aggregate principal amount in excess of $2,500,000.00, except (a) accounts payable to trade creditors for goods and services and current operating liabilities (not the result of the borrowing of money) incurred in the Ordinary Course of Business of the Company or such Subsidiary in accordance with customary terms and paid within the specified time, and (b) the Loans.

7.5

Transactions with Affiliates

The Company shall not, and shall not suffer or permit any of its Subsidiaries to, enter into any transaction with any Affiliate of the Company or of any such Subsidiary, except (a) as expressly permitted by this Agreement, or (b) in the Ordinary Course of Business and pursuant to the reasonable requirements of the business of the Company or such Subsidiary; in each case (a) and (b), upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would obtain in a comparable arm’s-length transaction with a Person not an Affiliate of the Company or such Subsidiary.

7.6

Use of Proceeds

The Company shall not, and shall not suffer or permit any of its Subsidiaries to, use any portion of the Loan proceeds, directly or indirectly, (i) to purchase or carry Margin Stock (other than shares of the Company’s common or preferred stock), (ii) to repay or otherwise refinance indebtedness of the Company or others incurred to purchase or carry Margin Stock (other than shares of the Company’s common or preferred stock), (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Securities and Exchange Act of 1934 or any regulations promulgated thereunder.

7.7

Contingent Obligations

The Company shall not, and shall not suffer or permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Contingent Obligations except endorsements for collection or deposit in the Ordinary Course of Business.

7.8

Compliance with ERISA

The Company shall not, and shall not suffer or permit any of its Subsidiaries to, (i) terminate any Plan subject to Title IV of ERISA so as to result in any material (in the opinion of the Administrative Agent) liability to the Company or any ERISA Affiliate, (ii) permit to exist any ERISA Event, or any other event or condition, which presents the risk of a material (in the opinion of the Administrative Agent) liability to any member of the Controlled Group, (iii) make a complete or partial withdrawal (within the meaning of ERISA Section 4201) from any Multi-employer Plan so as to result in any material (in the opinion of the Administrative Agent) liability to the Company or any ERISA Affiliate, (iv) enter into any new Plan or modify any existing Plan so as to increase its obligations thereunder which could result in any material (in the opinion of the Administrative Agent) liability to any member of the Controlled Group, or (v) permit the present value of all nonforfeitable accrued benefits under any Plan (using the actuarial assumptions utilized by the PBGC upon termination of a Plan) materially (in the opinion of the Administrative Agent) to exceed the fair market value of Plan assets allocable to such benefits, all determined as of the most recent valuation date for each such Plan.

7.9

Leverage

The Company shall not at any time permit its Leverage to exceed 0.55.

7.10

Interest Coverage Ratio

The Company shall not permit the ratio of (a) its EBITDA for any calendar quarter to (b) its Interest Expense for such quarter, to be less than 2.00 at any time.

7.11

Fixed Charge Coverage Ratio

The Company shall not permit the ratio of (a) its Reserve-Adjusted EBITDA for any calendar quarter to (b) its Fixed Charges for such quarter, to be less than 1.75 at any time.

7.12

Change in Business

The Company shall not, and shall not suffer or permit any of its Subsidiaries to, engage in any material line of business substantially different from those lines of business carried on by it on the date hereof.

7.13

Accounting Changes

The Company shall not, and shall not suffer or permit any of its Subsidiaries to, make any significant change in accounting treatment or reporting practices, except as required by GAAP, or change the fiscal year of the Company or of any of its consolidated Subsidiaries.

7.14

Limitation on Dividends

The Company shall not, during any fiscal quarter, declare or pay dividends to its shareholders (including the holders of any of its preferred shares) in an amount that would cause the aggregate amount of dividends paid to such shareholders during such fiscal quarter and the three (3) immediately preceding fiscal quarters to exceed ninety-five percent (95%) of the Company’s Funds From Operations during the four (4) consecutive fiscal quarters immediately preceding the declaration date of any such dividend; provided, however, that the Company may declare or pay dividends to its shareholders (including the holders of any of its preferred shares) in any fiscal quarter in an amount that exceeds ninety-five percent (95%) of the Company’s Funds From Operations during the fiscal quarter immediately preceding the declaration date of such dividend only to the extent necessary to preserve the Company’s status as a real estate investment trust for federal income tax purposes; and provided further, however, that for the calendar quarter in which any equity offering is completed and the next two (2) consecutive calendar quarters, the Company may pay dividends to its shareholders that exceed, in the aggregate, the foregoing limitations so long as (i) the portion of such dividend payments that relate to the Company’s common and preferred shares issued and outstanding prior to such equity offering satisfy the foregoing limitations, (ii) such dividend payments on any new issue of common stock do not exceed the rate at which the Company pays dividends on its other common stock and (iii) such dividend payments on any new issue of preferred stock do not exceed the minimum amount needed to pay the required dividend on such preferred stock; provided, however, that when an Event of Default has occurred that remains uncured, the Company shall not pay dividends to its shareholders that exceed the minimum required for the Company to maintain its status as a “Real Estate Investment Trust” under Section 857 of the Code.

7.15

Development Activity

The Company shall not, and shall not permit any of its Subsidiaries to, engage in real estate development activity other than projects involving at any time aggregate acquisition, development and construction costs, determined on a GAAP basis before depreciation, not to exceed at any time an amount equal to fifteen percent (15%) of the Gross Asset Value of the Company and its consolidated Subsidiaries at such time; provided, however, that no individual project shall involve at any time aggregate acquisition, development and construction costs, determined on a GAAP basis before depreciation, in excess of five percent (5%) of the Gross Asset Value of the Company and its consolidated Subsidiaries; and provided further, however, that at any time the aggregate amount of (i) advances, loans, extensions of credit or capital contributions that the Company and its consolidated Subsidiaries have made to partnerships, limited liability companies or joint ventures, (ii) the acquisition, development and construction costs, determined on a GAAP basis before depreciation, of development projects with which the Company or its consolidated Subsidiaries are then involved, and (iii) the value of undeveloped land then owned by the Company and its consolidated Subsidiaries, shall not exceed twenty percent (20%) of the Gross Asset Value of the Company and its consolidated Subsidiaries at such time.  For purposes of this Section , real estate development activity begins when the Company or any Subsidiary first incurs costs relating to a project, and ends when (x) such project has received a certificate of occupancy or equivalent approval for the shell and core and (y) more than eighty percent (80%) of the net rentable area of such project is covered by signed leases with third-party tenants having remaining terms of three (3) years or longer.

7.16

Undeveloped Land

The Company will not, and will not permit any of its Subsidiaries to, purchase undeveloped land, whether it is excess land adjacent to a Parcel or otherwise, that (a) is not Entitled Land, or (b) causes the aggregate value of undeveloped land owned by the Company and its Subsidiaries, determined on a GAAP basis, to exceed ten percent (10%) of the Gross Asset Value of the Company; provided, however, that at any time the aggregate amount of (i) advances, loans, extensions of credit or capital contributions that the Company and its consolidated Subsidiaries have made to partnerships, limited liability companies or joint ventures, (ii) the acquisition, development and construction costs, determined on a GAAP basis before depreciation, of development projects with which the Company or its consolidated Subsidiaries are then involved, and (iii) the value of undeveloped land then owned by the Company or its consolidated Subsidiaries, shall not exceed twenty percent (20%) of the Gross Asset Value of the Company at such time.

7.17

Joint Ventures

The Company will not permit the aggregate amount of any advances, loans, extensions of credit or capital contributions made by the Company or its consolidated Subsidiaries to partnerships, limited liability companies or joint ventures to exceed ten percent (10%) of the Gross Asset Value of the Company; provided, however, that at any time the aggregate amount of (i) advances, loans, extensions of credit or capital contributions that the Company and its consolidated Subsidiaries have made to partnerships, limited liability companies or joint ventures, (ii) the acquisition, development and construction costs, determined on a GAAP basis before depreciation, of development projects with which the Company or its consolidated Subsidiaries are then involved, and (iii) the value of undeveloped land then owned by the Company or its consolidated Subsidiaries, shall not exceed twenty percent (20%) of the Gross Asset Value of the Company at such time.

7.18

Tangible Net Worth

The Company shall not at any time permit its Tangible Net Worth to be less than the sum of (a) Two Hundred Fifty-Five Million Four Hundred Four Thousand Six Hundred Dollars ($255,404,600.00) plus (b) eighty-five percent (85%) of the proceeds of any equity offering of the Company (net of the reasonable expenses of such equity offering) occurring after December 31, 2001.

7.19

Debt Service Coverage Ratio

The Company shall not permit the ratio of (a) the Reserve-Adjusted Net Operating Income for all Approved Parcels to (b) the Amortized Debt Service, to be less than 1.50 at any time.

8.

EVENTS OF DEFAULT AND REMEDIES

8.1

Event of Default

Any of the following shall constitute an Event of Default:

8.1.1

Non-Payment

The Company fails to pay, (i) when and as required to be paid herein, any amount of principal of any Loan, or (ii) within five (5) Business Days after the same shall become due, any interest, fee or any other amount payable hereunder or pursuant to any other Loan Document; or

8.1.2

Representation or Warranty

Any representation or warranty by the Company or any of its Subsidiaries made or deemed made in this Agreement or any other Loan Document, or which is contained in any certificate, document or financial or other statement by the Company, any of its Subsidiaries, or their respective Responsible Officers, furnished at any time under this Agreement or in or under any other Loan Document, shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

8.1.3

Specific Defaults

The Company fails to perform or observe any term, covenant or agreement contained in Sections , , , , , , , , , , , , , ,  or  or

8.1.4

Other Defaults

The Company fails to perform or observe any other term or covenant contained in this Agreement or any other Loan Document, and such default shall continue unremedied for a period of twenty (20) days after the earlier of (i) the date upon which a Responsible Officer of the Company knew of such failure or (ii) the date upon which written notice thereof is given to the Company by the Administrative Agent; or

8.1.5

Cross-Default

The occurrence of any default or event of default under any agreement of the Company that, either by itself or together with any other such defaults or events of default, relates to (i) recourse Indebtedness in an aggregate principal amount in excess of $10,000,000, or (ii) nonrecourse Indebtedness in an aggregate principal amount in excess of $20,000,000; or

8.1.6

Insolvency; Voluntary Proceedings

The Company or any of its Subsidiaries (i) ceases or fails to be Solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing; or

8.1.7

Insolvency; Involuntary Proceedings

(i) Any involuntary Insolvency Proceeding is commenced or filed against the Company or any Subsidiary of the Company, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of the Company’s or any of its Subsidiaries’ Properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded, within sixty (60) days after commencement, filing or levy; (ii) the Company or any of its Subsidiaries admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or (iii) the Company or any of its Subsidiaries acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its Property or business; or

8.1.8

ERISA Plans

The occurrence of any one or more of the following events with respect to the Company, provided such event or events could reasonably be expected, in the judgment of the Administrative Agent, to subject the Company to any tax, penalty or liability (or any combination of the foregoing) which, in the aggregate, could have a material adverse effect on the financial condition of the Company with respect to a Plan:

(a)

A Reportable Event shall occur with respect to a Plan which is, in the reasonable judgment of the Administrative Agent likely to result in the termination of such Plan for purposes of Title IV of ERISA; or

(b)

Any Plan termination (or commencement of proceedings to terminate a Plan) or the Company’s full or partial withdrawal from a Plan; or

8.1.9

Monetary Judgments

One or more final (non-interlocutory) judgments, orders or decrees shall be entered against the Company or any of its Subsidiaries involving in the aggregate a liability (not fully covered by insurance) as to any single or related series of transactions, incidents or conditions of $1,000,000 or more, and the same shall remain unvacated and unstayed pending appeal for a period of sixty (60) days after the entry thereof; or

8.1.10

Adverse Change

There shall occur, or be reasonably likely to occur, a Material Adverse Effect that continues unremedied for a period of thirty (30) days after the earlier of (i) the date upon which a Responsible Officer of the Company knew or should have known of such Material Adverse Effect or (ii) the date upon which written notice thereof is given to the Company by the Administrative Agent; or

8.1.11

Management Changes

Peter B. Bedford for any reason ceases to be the Chairman of the Board or the chief executive officer of the Company and is not replaced in such positions with a person reasonably satisfactory to the Majority Banks within six (6) months after he ceases to hold such positions.

8.1.12

Preferred Dividend Defaults

The Company fails to pay in full any two (2) consecutive quarterly dividend payments owing to holders of the Company’s preferred shares.

8.2

Remedies

If any Event of Default occurs, the Administrative Agent shall, at the request of, or may, with the consent of, the Majority Banks:

8.2.1

Termination of Commitment to Lend

Declare the commitment of each Bank to make Loans to be terminated, whereupon such commitment shall forthwith be terminated; and

8.2.2

Acceleration of Loans

Declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company; and

8.2.3

Exercise of Rights and Remedies

Exercise all rights and remedies available to it under the Loan Documents or applicable law; provided, however, that upon the occurrence of any event specified in subsections  or  (in the case of clause (i) of subsection  upon the expiration of the 60-day period mentioned therein), the obligation of each Bank to make Loans shall automatically terminate, and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Administrative Agent or any Bank.  Notwithstanding any contrary provision of any Loan Document, upon the occurrence of an Event of Default under Section , the Administrative Agent may not exercise any of its remedies under Section  until the earlier of (i) the first date on which a notice of redemption is given with respect to any or all of the Company’s preferred shares and (ii) ninety (90) days after the occurrence of such Event of Default, unless the Company cures such Event of Default during such ninety (90) day period.

8.3

Rights Not Exclusive

The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

9.

THE ADMINISTRATIVE AGENT

9.1

Appointment and Authorization of the Administrative Agent

Each Bank hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document, and to exercise such powers and perform such duties, as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto and as further provided in the Co-Lender Agreement described below.

9.2

The Administrative Agent’s Powers

Subject to the limitations set forth in the Loan Documents and the Co-Lender Agreement, the Administrative Agent’s powers include but are not limited to the power:  (a) to administer, manage and service the Loans; (b) to enforce the Loan Documents; (c) to make all decisions under the Loan Documents in connection with the day-to-day administration of the Loans, any inspections required by the Loan Documents, and other routine administration and servicing matters; (d) to collect and receive from the Company or any third persons all payments of amounts due under the terms of the Loan Documents and to distribute the amounts thereof to the Banks; (e) to collect and distribute or disburse all other amounts due under the Loan Documents; (f) to grant or withhold consents, approvals or waivers, and make any other determinations in connection with the Loan Documents; and (g) to exercise all such powers as are incidental to any of the foregoing matters.  The Administrative Agent shall furnish to the Banks copies of material documents, including confidential ones, received from the Company regarding the Loans, the Loan Documents, and the transactions contemplated thereby.  The Administrative Agent shall have no responsibility with respect to the authenticity, validity, accuracy or completeness of the information provided.

9.3

Limitation on the Administrative Agent’s Duties

Notwithstanding any contrary provision of any Loan Document, the Administrative Agent shall not have any duties or responsibilities except those expressly set forth in the Loan Documents or the Co-Lender Agreement, nor shall the Administrative Agent have any fiduciary relationship with any Bank, and no implied covenants, responsibilities, duties, obligations or liabilities shall be read into this Agreement, any other Loan Document or the Co-Lender Agreement against the Administrative Agent.

9.4

Acknowledgment of Co-Lender Agreement

The Company acknowledges that the Banks have executed a Co-Lender Agreement to supplement the Loan Documents with respect to the relationship of the Banks and the Administrative Agent among themselves in connection with the Loans.  The Co-Lender Agreement is not a Loan Document.

9.5

Successor Administrative Agent

The Administrative Agent may, and at the request of the Majority Banks shall, resign as Administrative Agent upon thirty (30) days’ notice to the Banks.  If the Administrative Agent resigns under this Agreement, the Majority Banks shall appoint from among the Banks a successor administrative agent.  If no successor administrative agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Banks, a successor administrative agent that would qualify as an Eligible Assignee.  Upon its acceptance of the appointment as successor administrative agent, such successor shall succeed to all of the rights, powers and duties of the retiring Administrative Agent, the term “Administrative Agent”, shall mean such successor, and the appointment, powers and duties of such retiring Administrative Agent, shall terminate.  After any retiring Administrative Agent’s resignation hereunder as administrative agent, the provisions of this Agreement regarding payment of costs and expenses and indemnification of the Administrative Agent shall inure to its benefit as to any actions that such retiring Administrative Agent took or omitted to take while it was Administrative Agent under this Agreement.  If no successor administrative agent has accepted appointment as Administrative Agent by the date that is thirty (30) days following a retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective, and the Banks shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Majority Banks appoint a successor administrative agent in the manner set forth above.  Upon replacement of the Administrative Agent as provided in this Agreement, the former Administrative Agent shall promptly deliver to the new Administrative Agent copies of any books, records and documents related to the Loans to which the Banks are entitled and which is then in the former Administrative Agent’s possession.

10.

MISCELLANEOUS

10.1

Amendments and Waivers

No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Company or any of its Subsidiaries therefrom, shall be effective unless the same shall be in writing and signed by the Administrative Agent at the written request of the Majority Banks, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given; provided however, that no such amendment or waiver shall do any of the following unless it is in writing and signed by the Administrative Agent at the written request of all the Banks:

(a)

Increase the Commitment of any Bank;

(b)

Postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Banks (or any one of them) hereunder or under any other Loan Document;

(c)

Reduce the rate of interest or any fees or other amounts payable in connection with the Loan;

(d)

Change the voting percentage of the Commitments or of the aggregate unpaid principal amount of the Loans that is required for the Banks, or any of them, to take any action hereunder;

(e)

Amend this or any provision requiring consent of all Banks for action by the Banks or the Administrative Agent;

(f)

Discharge the Company or any guarantor except as otherwise may be provided in the Loan Documents or except where the consent of only the Majority Banks is expressly required by any Loan Document;

(g)

Amend the definition of the term “Approved Parcel Value” as set forth in Section  of this Agreement.

10.2

Notices

(a)

All notices, requests and other communications provided for hereunder shall be in writing (including, unless the context expressly otherwise provides, facsimile transmission) and mailed (by certified mail, postage prepaid, return receipt requested), delivered or telecopied to the address or number specified for notices on the applicable signature page hereof, or to such other address as shall be designated by such party in a written notice to the other parties.

(b)

All such notices and communications shall, when transmitted by overnight delivery or telecopied by facsimile, be effective when delivered for overnight delivery or transmitted by telecopier, respectively, or if delivered, upon delivery, except that notices pursuant to Article  shall not be effective until actually received by the Administrative Agent.  All notices and communications telecopied by facsimile will also be mailed by ordinary first class mail, postage prepaid.  All such notices and communications delivered by mail shall be effective upon the earlier of (i) two (2) Business Days after deposit in the United States mail, or (ii) actual receipt, as evidenced by the return receipt.

(c)

The Company acknowledges and agrees that any agreement of the Administrative Agent at Article  herein to receive certain notices by telephone and facsimile is solely for the convenience and at the request of the Company.  The Administrative Agent and the Banks shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Company to give such notice, and the Administrative Agent and the Banks shall not have any liability to the Company or any other Person on account of any action taken or not taken by the Administrative Agent or the Banks in reliance upon such telephonic or facsimile notice.  The obligation of the Company to repay the Loans shall not be affected in any way or to any extent by any failure by the Administrative Agent or the Banks to receive written confirmation of any telephonic or facsimile notice or the receipt by the Administrative Agent or the Banks of a confirmation which is at variance with the terms understood by the Administrative Agent or the Banks to be contained in the telephonic or facsimile notice.

10.3

No Waiver; Cumulative Remedies

No failure on the part of the Administrative Agent or any Bank in exercising, and no delay in its exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

10.4

Costs and Expenses

The Company shall, whether or not the transactions contemplated hereby shall be consummated:

(a)

pay or reimburse the Administrative Agent within fifteen (15) Business Days after demand (subject to subsections  and ) for all costs and expenses (including due diligence expenses) incurred in connection with the development, preparation, delivery, administration (other than normal overhead costs of administering the Loans), syndication and execution of, and any amendment, supplement, waiver or modification to, this Agreement, any other Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including Attorney Costs incurred by Bank of America (including in its capacity as the Administrative Agent) with respect thereto;

(b)

pay or reimburse the Administrative Agent within fifteen (15) Business Days after demand (subject to subsections  and ) for all costs and expenses incurred in connection with the enforcement, attempted enforcement or preservation of any rights or remedies (including in connection with any workout or restructuring regarding the Loans) under this Agreement, any other Loan Document, and any such other documents, including Attorney Costs incurred by the Administrative Agent; and

(c)

pay or reimburse Bank of America (including in its capacity as the Administrative Agent) within thirty (30) days after demand (subject to subsections  and ) for all appraisal (including the allocated cost of internal appraisal services), audit, environmental, inspection and review (including the allocated cost of such internal services), travel, search and filing costs, fees and expenses incurred or sustained by Bank of America (including in its capacity as the Administrative Agent) in connection with the matters referred to under paragraphs  and  of this Section.

10.5

Indemnity

Whether or not the transactions contemplated hereby shall be consummated, the Company shall pay, indemnify, and hold the Agent-Related Persons, the Sole Lead Arranger and each Bank and each of their respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an “Indemnified Person”) harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including Attorney Costs) of any kind or nature whatsoever which may be incurred by or asserted against any such Indemnified Person arising out of relating to the execution, delivery, enforcement, performance or administration of this Agreement or any other Loan Documents, or the transactions contemplated hereby and thereby, and with respect to any investigation, litigation or proceeding related to this Agreement or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”); provided, that the Company shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities arising solely from the gross negligence or willful misconduct of such Indemnified Person.  The obligations in this Section  shall survive termination of any Commitment and payment or satisfaction of all other Obligations.  At the election of any Indemnified Person, the Company shall defend such Indemnified Person using legal counsel satisfactory to such Indemnified Person in such Person’s sole discretion, at the sole cost and expense of the Company.  All amounts owing under this Section  shall be paid within thirty (30) days after demand.

10.6

Marshaling; Payments Set Aside

Neither the Administrative Agent nor the Banks shall be under any obligation to marshal any assets in favor of the Company or any other Person or against or in payment of any or all of the Obligations.  To the extent that the Company makes a payment or payments to the Administrative Agent or the Banks, or the Administrative Agent or the Banks enforce their Liens, and such payment or payments or the proceeds of such enforcement or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party in connection with any Insolvency Proceeding, or otherwise, then to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement had not occurred.

10.7

Successors and Assigns

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and each Bank.

10.8

Assignments, Participations, Confidentiality

10.8.1

Assignments

Each Bank may at any time assign and delegate to one or more Eligible Assignees (each, an “Assignee”) with the written consent of the Company and the Administrative Agent, which consent shall not be unreasonably withheld (provided that no written consent of the Company shall be required (a) after the occurrence and during the continuance of an Event of Default or (b) in connection with any assignment and delegation to an Affiliate of such Bank), all or a portion of the Loans, the Commitment and the other rights and obligations of such Bank hereunder, under the other Loan Documents; provided, however, that any Bank that is or becomes a party to this Agreement from time to time shall at all times retain an interest in the Loans, the Commitment and the other rights and obligations of a Bank hereunder in an aggregate principal amount of not less than Ten Million Dollars ($10,000,000.00); and provided further, however, that any assignment of a Bank’s interest in the Loans, the Commitment and the other rights and obligations of such Bank hereunder and under the other Loan Documents shall be in the minimum amount of Ten Million Dollars ($10,000,000.00) and multiples of One Million Dollars ($1,000,000.00) in excess thereof; and provided further, however, that the Company may continue to deal solely and directly with the assignor Bank in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, substantially in the form of Schedule 1 to the attached Exhibit H, shall have been given to the Company and the Administrative Agent by such Bank and the Assignee, (ii) such Bank and its Assignee shall have delivered to the Administrative Agent and the Company an Assignment and Assumption Agreement substantially in the form of the attached Exhibit H (the “Assignment and Assumption Agreement”) (together with any Note(s) subject to such assignment), and (iii) the Assignee shall have paid to the Administrative Agent a processing fee in the amount of $2,500.

10.8.2

Effect of Assignment

From and after the date on which the Administrative Agent notifies the assigning Bank that all conditions and requirements of the assignment have been met, then to the extent that rights and obligations hereunder have been assigned (a) the Assignee thereunder shall be a party hereto and shall have the rights and obligations of a Bank under the Loan Documents and the Co-Lender Agreement, (b) the assigning Bank shall relinquish such assigned rights and be released from such assigned obligations under the Loan Documents, (c) this Agreement shall be deemed to be amended to the extent necessary to reflect the addition of the Assignee and the resulting adjustment of the Pro Rata Shares of the Loans arising therefrom, and (d) the Pro Rata Share allocated to an Assignee shall reduce the Pro Rata Share of the assigning Bank.

10.8.3

Participations

Subject to the limitations set forth in Section , which apply equally to participations and assignments, any Bank (the “originating Bank”) may at any time sell to one or more Persons that are not Affiliates of the Company (each, a “Participant”) participating interests in any Loans, the Commitment and the other interests of such originating Bank hereunder and under the other Loan Documents; provided, however, that (a) the originating Bank’s obligations under this Agreement shall remain unchanged, (b) the originating Bank shall remain solely responsible for the performance of such obligations, (c) the Company and the Administrative Agent shall continue to deal solely and directly with the originating Bank in connection with the originating Bank’s rights and obligations under this Agreement and the other Loan Documents, (d) the Participant shall, together with the originating Bank, be entitled to the non-exclusive protections of Sections  and  as though it were also the originating Bank hereunder, and (e) no Bank shall transfer or grant any participating interest under which the Participant has rights to approve any amendment, consent or waiver with respect to any Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Banks.  A Participant shall not have any rights under the Loan Documents or the Co-Lender Agreement, and all amounts payable by the Company hereunder shall be determined as if the originating Bank had not sold such participation.

10.8.4

Pledge to Federal Reserve Bank

Notwithstanding any other provision, a Bank may pledge its interest in the Commitment, in the Loans and under the Loan Documents in favor of any Federal Reserve Bank in accordance with Federal law.

10.8.5

Confidentiality

Each Bank agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all non-public information provided to it by the Company or any Subsidiary of the Company in connection with this Agreement or any other Loan Document, and the Banks and any of its Affiliates shall not use any such information for any purpose or in any manner other than pursuant to the terms contemplated by this Agreement, except to the extent such information (i) was or becomes generally available to the public other than as a result of a disclosure by such Bank, or (ii) was or becomes available on a non-confidential basis from a source other than the Company (provided that such source is not bound by a confidentiality agreement with the Company known to such Bank); provided, however, that such Bank may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which such Bank is subject or in connection with an examination of such Bank by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; and (D) to such Bank’s independent auditors and other professional advisors.  Notwithstanding the foregoing, the Company authorizes each Bank to disclose to any Participant or Assignee (each, a “Transferee”), and to any prospective Transferee, such financial and other information in such Bank’s possession concerning the Company or its Subsidiaries which has been delivered to such Bank pursuant to this Agreement or which has been delivered to such Bank by the Company in connection with the Bank’s credit evaluation of the Company prior to entering into this Agreement; provided that, unless otherwise agreed by the Company, such Transferee agrees in writing with such Bank to keep such information confidential to the same extent required of such Bank hereunder.

10.9

Counterparts

This Agreement may be executed by one or more of the parties to this Agreement in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

10.10

Severability

The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

10.11

No Third Parties Benefited

This Agreement is made and entered into for the sole protection and legal benefit of the Company, the Banks, the Administrative Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person (other than an Indemnified Person under Section ) shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.  The Administrative Agent shall have no obligation to any Person not a party to this Agreement or other Loan Documents.

10.12

Time

Time is of the essence as to each term or provision of this Agreement and each of the other Loan Documents.

10.13

Governing Law

This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of California (without regard to conflicts of law rules); provided that the Administrative Agent and the Banks shall retain all rights arising under federal law.

10.14

Arbitration; Reference

(a)

Mandatory Arbitration.  Any controversy or claim between or among the parties, including those arising out of or relating to this Agreement or any agreements or instruments relating hereto or delivered in connection herewith and any claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration.  The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Agreement, and under the Commercial Rules of the American Arbitration Association (“AAA”).  The arbitrator(s) shall give effect to statutes of limitation in determining any claim.  Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s).  Judgment upon the arbitration award may be entered in any court having jurisdiction.  The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

(b)

Judicial Reference.  At the request of any party, a controversy or claim which is not submitted to arbitration as provided and limited in subparagraph  shall be determined by a reference in accordance with California Code of Civil Procedure Section 638 et seq.  If such an election is made, the parties shall designate to the court a referee or referees selected under the auspices of the AAA in the same manner as arbitrators are selected in AAA-sponsored proceedings.  The presiding referee of the panel, or the referee if there is a single referee, shall be an active attorney or retired judge.  Judgment upon the award rendered by such referee or referees shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645.

(c)

Provisional Remedies, Self-Help and Foreclosure.  No provision of this Section  shall limit the right of any party to this Agreement to exercise self-help remedies such as set-off, foreclosure against or sale of any real or personal property collateral or security, or obtaining provisional or ancillary remedies from a court of competent jurisdiction before, after or during the pendency of any arbitration or other proceeding.  The exercise of a remedy does not waive the right of either party to resort to arbitration or reference.  At Bank’s option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of a power of sale under the deed of trust or mortgage or by judicial foreclosure.

10.15

Notice of Claims; Claims Bar

THE COMPANY HEREBY AGREES THAT IT SHALL GIVE PROMPT WRITTEN NOTICE OF ANY CLAIM OR CAUSE OF ACTION IT BELIEVES IT HAS, OR MAY SEEK TO ASSERT OR ALLEGE, AGAINST THE BANK, WHETHER SUCH CLAIM IS BASED IN LAW OR EQUITY, ARISING UNDER OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, OR TO THE LOANS, OR ANY ACT OR OMISSION TO ACT BY THE ADMINISTRATIVE AGENT OR ANY BANK WITH RESPECT HERETO OR THERETO, AND THAT IF IT SHALL FAIL TO GIVE SUCH PROMPT NOTICE TO THE ADMINISTRATIVE AGENT OR SUCH BANK WITH REGARD TO ANY SUCH CLAIM OR CAUSE OF ACTION, IT SHALL BE DEEMED TO HAVE WAIVED, AND SHALL BE FOREVER BARRED FROM BRINGING OR ASSERTING, SUCH CLAIM OR CAUSE OF ACTION IN ANY SUIT, ACTION OR PROCEEDING IN ANY COURT OR BEFORE ANY GOVERNMENTAL AGENCY.

10.16

Entire Agreement; Amendment and Restatement

This Agreement, together with the other Loan Documents, embodies the entire Agreement and understanding among the Company, on the one hand, and the Administrative Agent and the Banks, on the other, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof, except for any prior arrangements made with respect to the payment by the Company of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of the Administrative Agent or any of the Banks.

10.17

Interpretation

This Agreement is the result of negotiations between, and has been reviewed by counsel to, the Company and the Administrative Agent, and is the product of all parties hereto.  Accordingly, this Agreement and the other Loan Documents shall not be construed against the Administrative Agent or the Banks merely because of their involvement in the preparation of such documents and agreements.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

“Company”

BEDFORD PROPERTY INVESTORS, INC.,
a Maryland corporation

By   /s/Peter B. Bedford

Peter B. Bedford
Chairman and Chief Executive Officer

Notice Address:

270 Lafayette Circle
Lafayette, California 94549
Attention:  Peter B. Bedford
Telephone No.:  (510) 283-8910
Telecopier No.:  (510) 283-5697

“Administrative Agent”

BANK OF AMERICA, N.A.,
as Administrative Agent

By   /s/Frank H. Stumpf

Frank H. Stumpf, Principal

Notice Address:

555 California Street, 12th Floor
San Francisco, California 94104-1503
Attention:  Frank H. Stumpf
Telephone No.:  (415) 622-6068
Telecopier No.:  (415) 622-4585

Commitment: $20,000,000

“Banks”

BANK OF AMERICA, N.A.

By   /s/Frank H. Stumpf

Frank H. Stumpf, Principal

Lending Office/Notice Address:

555 California Street, 12th Floor
San Francisco, California 94104-1503
Attention:  Frank H. Stumpf
Telephone No.:  (415) 622-6068
Telecopier No.:  (415) 622-4585

Commitment: $20,000,000

UNION BANK OF CALIFORNIA, N.A.

By   /s/David B. Murphy

David B. Murphy, Vice President

Lending Office/Notice Address:

350 California Street, 7th Floor
San Francisco, CA 94115
Attention:  David B. Murphy
Telephone No.:  (415) 705-7329
Telecopier No.:  (415) 433-7438

#

EXHIBIT

[Form of Borrowing Notice]

(Date)

Bank of America, N.A.,

 as Administrative Agent

555 California Street, 12th Floor

San Francisco, California 94104-1503

Attention:  Frank H. Stumpf

Re:

$40,000,000 Unsecured Loan to Bedford Property Investors, Inc.; Loan No. ____________________; Borrowing Notice No. ____________________

Gentlemen:

Bedford Property Investors, Inc. (the “Company”) hereby requests a Borrowing on the terms set forth below pursuant to Sections  and  of that certain Credit Agreement dated as of __________, 2002, among the Company, the Banks party thereto and Bank of America, N.A., as Administrative Agent for the Banks (the “Agreement”).  Capitalized terms used herein and not defined herein shall have the meanings given to them in the Agreement.

1.

The amount of the Borrowing is U.S.$__________ (minimum principal amount of $250,000 and increments of $50,000 in excess thereof for Prime Rate Borrowings, and minimum principal amount of $500,000 and increments of $100,000 in excess thereof for LIBOR Borrowings).

2.

The borrowing date will be __________, 20__.

3.

The Borrowing will be a [Prime Rate/LIBOR Rate] Loan.

4.

[If the Borrowing is to consist of LIBOR Loans, the Interest Period will be _____ months, and will begin on __________, 20__, and will end on __________, 20__.]

The Company hereby represents and warrants to the Administrative Agent and the Banks that (i) the representations and warranties made by the Company contained in Article  of the Agreement are true and correct on and as of the borrowing date with the same effect as if made on and as of such borrowing date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date); (ii) no Default or Event of Default has occurred and remains uncured and no Default or Event of Default shall result from the making of the requested Loan; and (iii) with respect to the requested Loan, all of the conditions of Section  of the Agreement have been satisfied (and will be satisfied on the date such Loan is made).

BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation By [Printed Name and Title]

–#

sf-1340142

EXHIBIT

[Form of Conversion/Continuation Notice]

(Date)

Bank of America, N.A.,

 as Administrative Agent

555 California Street, 12th Floor

San Francisco, California 94104-1503

Attention:  Frank H. Stumpf

Re:

$40,000,000 Unsecured Loan to Bedford Property Investors, Inc.; Loan No. ____________________; Conversion/Continuation Notice No. ____________________

Gentlemen:

Pursuant to Section  of that certain Credit Agreement dated as of __________, 2002, among Bedford Property Investors, Inc., a Maryland corporation (the “Company”), the Banks party thereto and Bank of America, N.A., as Administrative Agent for the Banks (the “Agreement”), the Company hereby elects to [convert the [Prime Rate Loan/expiring LIBOR Loan] described below into [a LIBOR Loan/a Prime Rate Loan] having the terms described below] [continue the expiring LIBOR Loan described below as a LIBOR Loan having the terms described below].  Capitalized terms used herein and not defined herein shall have the meanings given to them in the Agreement.

1.

The [conversion/continuation] date is __________, 20__.

2.

The aggregate amount of Loans to be [converted to [LIBOR Loans] [Prime Rate Loans]/continued as LIBOR Loans] is U.S.$__________.

3.

The Company requests [conversion of U.S.$__________ of [Prime Rate Loans] [LIBOR Loans] to [a LIBOR Loan having an Interest Period of _____ months, beginning on __________, 20__, and ending on __________, 20__] [a Prime Rate Loan]] [continuation of U.S.$__________ of LIBOR Loans as a LIBOR Loan having an Interest Period of _____ months, beginning on __________, 20__, and ending on __________, 20__.]

BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation By [Printed Name and Title]

EXHIBIT

[Form of Note]

NOTE

$__________

San Francisco, California

__________, 20__

FOR VALUE RECEIVED, BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation (the “Company”), promises to pay to the order of ________________________________________ (the “Bank”), at the offices of Bank of America, N.A., Administrative Agent for the Bank, at 555 California Street, 12th Floor (Structured Debt Group), San Francisco, California 94104-1503, or at such other place as the Bank may designate from time to time, the sum of _______________ Dollars ($__________), or the aggregate unpaid principal amount outstanding hereunder, whichever may be the lesser, in immediately available funds and lawful money of the United States of America.

Interest shall accrue on amounts outstanding hereunder in accordance with that certain Credit Agreement dated as of __________, 2002 (the “Agreement”) among the Company, the Banks party thereto and Bank of America, N.A., as Administrative Agent for the Banks.  (Capitalized terms used in this Note and not defined herein shall have the meanings given to them in the Agreement.)  Pursuant thereto, interest shall accrue on amounts outstanding hereunder from time to time:  (a) at a fluctuating per annum rate equal to the Prime Rate; or (b) at the Company’s option, subject to the terms of the Agreement, at a per annum rate equal to the LIBOR Rate plus the Applicable Margin.  A change in the interest rate for Prime Rate Loans shall take effect on the day specified in the public announcement of the change in the Prime Rate.  Interest shall be computed on the basis of a 360-day year and actual days elapsed.  Interest shall become due and payable in accordance with the terms of the Agreement.

All unpaid principal and interest outstanding hereunder shall be due and payable on the Maturity Date; provided that prepayments of principal shall be made as provided in the Agreement.

This Note is one of the Notes referred to in the Agreement, and is issued in conjunction with, and is entitled to all of the rights, benefits and privileges provided in, the Agreement, as now existing or as the same may from time to time be supplemented, modified or amended.  The Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

The Bank may endorse on the schedule annexed to this Note the date, amount and maturity of each Loan that it makes pursuant to the Agreement, the amount of each payment of principal that the Company makes with respect thereto and the source of the funds from which each principal payment is made.  The Company irrevocably authorizes the Bank to endorse this Note, and the Bank’s record shall be conclusive absent manifest error; provided, however, that the Bank’s failure to make, or its error in making, a notation on the attached schedule with respect to any Loan shall not limit or otherwise affect the Company’s obligations to the Bank hereunder or under the Agreement.

The Company waives presentment, demand, protest, notice of protest, notice of nonpayment or dishonor and all other notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.  Time is of the essence hereof.

This Note has been executed by the undersigned in the State of California, and shall be governed by, and construed in accordance with, the laws of the State of California.

BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation By [Printed Name and Title]

EXHIBIT

[Form of Opinion of Counsel]

__________, 2002

The Banks Party to the Credit

Agreement Described Below

Bank of America, N.A.,

as Administrative Agent

555 California Street, 12th Floor

San Francisco, California 94104-1503

Attention:  Frank H. Stumpf

Re:

$40,000,000 Unsecured Line of Credit (the “Credit Line”) from the several financial institutions from time to time party to the Credit Agreement (as defined below) (collectively, the “Banks”) to Bedford Property Investors, Inc., a Maryland corporation (the “Company”)

Gentlemen:

We have acted as counsel to the Company and to each of its subsidiaries listed on Schedule 1 attached hereto and incorporated herein by this reference (each, a “Subsidiary”) in connection with the negotiation and execution of the documents evidencing the Credit Line, and we are delivering this opinion to you at the Company’s request.  In connection with our representation of the Company and the Subsidiaries, we have examined all of the following documents (collectively, the “Loan Documents”):

1.

Credit Agreement dated as of __________, 2002, among the Company, the Banks, and Bank of America, N.A., as administrative agent for the Banks (in such capacity, the “Administrative Agent”) (the “Credit Agreement”);

2.

Note made by the Company and payable to the order of Bank of America, N.A. in the maximum principal amount of $20,000,000.00;

3.

Note made by the Company and payable to the order of UNION BANK OF CALIFORNIA, N.A. in the maximum principal amount of $20,000,000.00; and

4.

Secretary’s Certificate executed by the Company’s secretary.

The documents referred to in numbered paragraphs 1 through 3 above are hereinafter collectively referred to as the “Credit Documents.”

We have also reviewed such other documents, certificates and instruments as we deemed relevant, appropriate or necessary in rendering the opinions contained herein.  In rendering the opinions set forth below, we have assumed the truth of the facts stated in the foregoing documents, the genuineness of the signatures thereon and the completeness thereof.

Based upon the foregoing, but subject to the limitations and qualifications expressed below, we are of the opinion that:

1.

The Company is a corporation duly organized, existing and in good standing under the laws of the State of Maryland, and is duly qualified to do business in the State of California.  The Company has the full right, power and authority to execute, deliver and perform its obligations under the Credit Documents and all other documents and agreements it may execute concurrently with the Credit Documents.

2.

The Company’s execution, delivery and performance of the Credit Documents (i) have been duly authorized by all necessary corporate action, (ii) do not conflict with any term or provision of the Company’s articles of incorporation or bylaws, and (iii) do not require the consent or approval of any governmental authority or any other person or entity to the extent such consent or approval is required by any provision of the Company’s articles of incorporation or bylaws.

3.

There are no actions, suits, proceedings, claims or disputes pending or threatened, at law, in equity, in arbitration or before any governmental authority, against the Company which purport to affect or pertain to any of the transactions contemplated by the Credit Documents.

4.

The Credit Documents constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

The opinions expressed herein are subject to the effect of bankruptcy, insolvency and other similar laws affecting the rights of creditors generally, and general principles of equity.

Very truly yours,

EXHIBIT

List of Potential Approved Parcels

1.

Carneros Commons:  Real property located at 851 Napa Valley Corporate Way and 2700 Napa Valley Corporate Drive, Napa, California (Napa County).

2.

Ringwood Court:  Real property located at 1110-1150 Ringwood Court, San Jose, California (Santa Clara County).

3.

South San Francisco Business Center:  Real property located at 800 to 890 Dubuque Avenue, South San Francisco, California (San Mateo County).

EXHIBIT

[INTENTIONALLY OMITTED]

EXHIBIT

[INTENTIONALLY OMITTED.]

EXHIBIT

ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT (this (“Assignment and Assumption”) dated as of __________, 20__ is made between (the “Assignor”) and _________________________ (the “Assignee”).

RECITALS

WHEREAS, the Assignor is party to that certain Credit Agreement dated as of __________, 2002 (as amended, amended and restated, modified, supplemented or renewed, the “Credit Agreement”), among Bedford Property Investors, Inc., a Maryland corporation (the “Company”), the several financial institutions from time to time party thereto (including the Assignor, the “Banks”), and Bank of America, N.A., as administrative agent for the Banks, (the “Administrative Agent”).  Any capitalized terms defined in the Credit Agreement and not defined in this Assignment and Assumption are used herein as defined in the Credit Agreement;

WHEREAS, the Assignor is also a party to that certain Co-Lender Agreement dated as of __________, 2002 (as amended, amended and restated, modified, supplemented or renewed, the “Co-Lender Agreement”), between the Banks and the Administrative Agent;

WHEREAS, as provided under the Credit Agreement, the Assignor has committed to making Loans (the “Committed Loans”) to the Company in an aggregate amount not to exceed $__________ (the “Commitment”);

WHEREAS, [the Assignor has made Committed Loans in the aggregate principal amount of $__________ to the Company] [no Committed Loans are outstanding under the Credit Agreement]; and

WHEREAS, the Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Credit Agreement in respect of its Commitment, in an amount equal to $__________ (the “Assigned Amount”) on the terms and subject to the conditions set forth herein and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

1.

Assignment and Assumption.

1.1

Subject to the terms and conditions of this Assignment and Assumption, (i) the Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Assumption) _____% (the “Assignee’s Percentage Share”) of (A) the Commitment of the Assignor and (B) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement, the Loan Documents and the Co-Lender Agreement.

1.2

With effect on and after the Effective Date (as defined in Section 5 hereof), the Assignee shall be a party to the Credit Agreement and the Co-Lender Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Bank under the Credit Agreement and the Co-Lender Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Commitment in an amount equal to the Assigned Amount.  The Assignee agrees that it will perform in accordance with their terms all of the obligations which it is required to perform as a Bank under the Credit Agreement or the Co-Lender Agreement.  It is the intent of the parties hereto that the Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount and the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement and the Co-Lender Agreement to the extent such obligations have been assumed by the Assignee; provided, however, the Assignor shall not relinquish its rights under Section  of the Credit Agreement or Section 9.4 of the Co-Lender Agreement to the extent such rights relate to the time prior to the Effective Date.

1.3

After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignor’s Commitment will be $__________.

1.4

After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignee’s Commitment will be $__________.

2.

Payments.

(a)

As consideration for the sale, assignment and transfer contemplated in Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to $__________, representing the Assignee’s Pro Rata Share of the Principal amount of all Committed Loans.

(b)

The [Assignor] [Assignee] further agrees to pay to the Administrative Agent a processing fee in the amount specified in Section  of the Credit Agreement.

(c)

Notwithstanding anything to the contrary contained in Sections  or  of the Credit Agreement, for purposes of this Assignment and Assumption, the Administrative Agent shall remit interest payments on Committed Loans outstanding to the Company with respect to the Assignee’s Commitment on the basis of an interest rate whose Applicable Margin (as defined in the Credit Agreement) shall be defined as follows:

(i)

with respect to Prime Rate Loans, _____ basis points; and

(ii)

with respect to LIBOR Loans, _____ basis points.

The Administrative Agent shall retain all additional amounts paid by the Company as a commitment fee or as interest on the Committed Loans outstanding to the Company with respect to the Assignee’s Commitment.

3.

Reallocation of Payments.

Any interest, fees and other payments accrued to the Effective Date with respect to the Commitment shall be for the account of the Assignor.  Subject to the provisions of Section 2(c) hereof, any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of the Assignee.  Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

4.

Independent Credit Decision.

The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in Section  of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Assumption; (b) acknowledges its familiarity with, and approves of, each of the Approved Parcels (as defined in the Credit Agreement); and (c) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement or the Co-Lender Agreement.

5.

Effective Date; Notices.

(a)

As between the Assignor and the Assignee, the effective date for this Assignment and Assumption shall be __________, 20__ (the “Effective Date”); provided that the following conditions precedent have been satisfied on or before the Effective Date:

(i)

this Assignment and Assumption shall be executed and delivered by the Assignor and the Assignee;

(ii)

the consent of the Company and the Administrative Agent required for an effective assignment of the Assigned Amount by the Assignor to the Assignee under Section  of the Credit Agreement shall have been duly obtained and shall be in full force and effect as of the Effective Date;

(iii)

the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and

(iv)

Acceptance;

(v)

the Assignee shall have complied with Section  of the Credit Agreement (if applicable);

(vi)

the processing fee referred to in Section 2(b) hereof and in Section  of the Credit Agreement shall have been paid to the Administrative Agent; and

(vii)

the Assignor shall have assigned and the Assignee shall have assumed a percentage equal to the Assignee’s Percentage Share of the rights and obligations of the Assignor under the Credit Agreement.

(b)

Promptly following the execution of this Assignment and Assumption, the Assignor shall deliver to the Company and the Administrative Agent for acknowledgment by the Administrative Agent, a Notice of Assignment substantially in the form attached hereto as Schedule 1.

6.

Administrative Agent.

(a)

The Assignee hereby appoints and authorizes the Assignor to take such action as administrative agent on its behalf and to exercise such powers under the Credit Agreement and the Co-Lender Agreement as are delegated to the Administrative Agent by the Banks pursuant to the terms of the Credit Agreement or the Co-Lender Agreement.

(b)

The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Administrative Agent under the Credit Agreement.

7.

Withholding Tax.

The Assignee (a) represents and warrants to the Banks, the Administrative Agent and the Company that under applicable law and treaties no tax will be required to be withheld by the Banks with respect to any payments to be made to the Assignee hereunder, (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any state thereof) to the Administrative Agent and the Company prior to the time that the Administrative Agent or Company is required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein the Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax an all payments hereunder) and agrees to provide new Forms 4224 or 1001 upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

8.

Representations and Warranties.

(a)

The Assignor represents and warrants to the Assignee that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Assumption and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Assumption and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Assumption, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Assignment and Assumption has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors’ rights and to general equitable principles.

(b)

The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto.  The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Company, or the performance or observance by the Company, of any of its respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

(c)

The Assignee represents and warrants to the Assignor that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Assumption and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Assumption, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Assumption; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Assignment and Assumption has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors’ rights and to general equitable principles; and (iv) it is an Eligible Assignee.

9.

Further Assurances.

The Assignor and the Assignee each hereby agree to execute and deliver such other instruments, and to take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Assumption, including the delivery of any notices or other documents or instruments to the Company or the Administrative Agent, which may be required in connection with the assignment and assumption contemplated hereby.

10.

Miscellaneous.

(a)

Any amendment or waiver of any provision of this Assignment and Assumption shall be in writing and signed by the parties hereto.  No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Assumption shall be without prejudice to any rights with respect to any other or further breach thereof.

(b)

All payments made hereunder shall be made without any set-off or counterclaim.

(c)

The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Assumption.

(d)

This Assignment and Assumption may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

(e)

THIS ASSIGNMENT AND ASSUMPTION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD TO CONFLICTS OF LAW RULES).  The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in California over any suit, action or proceeding arising out of or relating to this Assignment and Assumption and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such California State or Federal court.  Each party to this Assignment and Assumption hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

(f)

THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ASSUMPTION, THE CREDIT AGREEMENT, THE CO-LENDER AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING OR STATEMENTS (WHETHER ORAL OR WRITTEN).

IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Assumption to be executed and delivered by their duly authorized officers as of the date first above written.

[ASSIGNOR] By Title By Title Address:
[ASSIGNEE] By Title By Title Address:

SCHEDULE 1
TO EXHIBIT

NOTICE OF ASSIGNMENT AND ASSUMPTION

__________, 20__

Bank of America, N.A.,
as Administrative Agent
555 California Street, 12th Floor
San Francisco, California 94104-1503
Attention:  Frank H. Stumpf

Bedford Property Investors, Inc.
270 Lafayette Circle
Lafayette, California 94549
Attention:

Gentlemen:

We refer to the Credit Agreement dated as of __________, 2002 (as amended, amended and restated, modified, supplemented or renewed from time to time the “Credit Agreement”), among Bedford Property Investors, Inc., a Maryland corporation (the “Company”), the Banks referred to therein and Bank of America, N.A., as administrative agent for the Banks (the “Administrative Agent”).  Terms defined in the Credit Agreement are used herein as therein defined.

1.

We hereby give you notice of, and request your consent to, the assignment by ____________________ (the “Assignor”) to ____________________ (the “Assignee”) of _____% of the right, title and interest of the Assignor in and to the Credit Agreement (including, without limitation, the right, title and interest of the Assignor in and to the Commitments of the Assignor and all outstanding Loans made by the Assignor) pursuant to the Assignment and Assumption Agreement attached hereto (the “Assignment and Assumption”).  Before giving effect to such assignment the Assignor’s Commitment is $__________ [.] [and the aggregate amount of its outstanding Loans is $__________.]

2.

The Assignee agrees that, upon receiving the consent of the Administrative Agent and, if applicable, the Company to such assignment, the Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Assignee were the Bank originally holding such interest in the Credit Agreement.

3.

The following administrative details apply to the Assignee:

(A)

Notice Address:

Assignee name:

Address:

Attention:

Telephone:

Telecopier:

(B)

Assignee’s Payment Instructions to the Administrative Agent:

Account Number:

At:

Reference:

Attention:

4.

You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and the Assignee contained in the Assignment and Assumption.

IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Assumption to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

Very truly yours, [NAME OF ASSIGNOR] By [Printed Name and Title] By [Printed Name and Title]
[NAME OF ASSIGNEE] By [Printed Name and Title] By [Printed Name and Title]

ACKNOWLEDGED AND ASSIGNMENT
CONSENTED TO:

BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation By [Printed Name and Title]
BANK OF AMERICA, N.A., as Administrative Agent By Frank H. Stumpf, Principal

SCHEDULE 5.5

LITIGATION

[None, outside of ordinary litigation related to the collection of delinquent rent.]

Schedule 5.5 — Page #

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SCHEDULE 5.11

MATERIAL INDEBTEDNESS NOT DISCLOSED
ON 12/31/01 FINANCIAL STATEMENTS

[None]

Schedule 5.11 — Page #

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SCHEDULE 5.12

ENVIRONMENTAL DISCLOSURES

[None]

Schedule 5.12 — Page #

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SCHEDULE 5.16

(A) LIST OF SUBSIDIARIES

[None]

(B) OTHER EQUITY INVESTMENTS

[None]

Schedule 5.16 — Page #

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CREDIT AGREEMENT

Among

BEDFORD PROPERTY INVESTORS, INC.,

THE BANKS PARTY HERETO,

BANK OF AMERICA, N.A.,
as Administrative Agent for the Banks, and

BANC OF AMERICA SECURITIES LLC,
as Sole Lead Arranger and Sole Book Manager

Dated as of September 6, 2002

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TABLE OF CONTENTS

Page

1.1

Defined Terms

1.2

Other Interpretive Provisions

1.2.1

Use of Defined Terms

1.2.2

Certain Common Terms

1.2.3

Accounting Principles

2.

The Credit

2.1

Amount and Terms of Commitment

2.2

Loan Accounts; Notes

2.3

Procedure for Obtaining Credit

2.4

Conversion and Continuation Elections

2.5

Principal Payments

2.5.1

Optional Repayments

2.5.2

Mandatory Repayments

2.5.3

Repayment at Maturity

2.5.4

Options to Extend Maturity Date

2.6

Interest

2.6.1

Accrual Rate

2.6.2

Payment

2.6.3

Default Interest

2.6.4

Maximum Legal Rate

2.7

Fees

2.8

Computation of Fees and Interest

2.9

Payments by the Company

2.10

Payments by the Banks to the Administrative Agent

2.11

Sharing of Payments, Etc

3.

Taxes, Yield Protection and Illegality

3.1

Taxes

3.2

Illegality

3.3

Increased Costs and Reduction of Return

3.4

Funding Losses

3.5

Inability to Determine Rates

3.6

Certificate of Bank

3.7

Survival

4.

Conditions Precedent

4.1

Conditions to Approving Parcels

4.1.1

Fee Ownership

4.1.2

Satisfactory Parcel

4.1.3

No Hazardous Materials

4.1.4

Pro Forma Cash Flow Statement

4.1.5

No Liens

4.1.6

Deliveries to the Administrative Agent

4.1.7

Title Insurance

4.1.8

Tax Reporting Service

4.1.9

Costs

4.1.10

Expenses

4.2

Conditions of Initial Loan

4.2.1

Deliveries to the Administrative Agent

4.2.2

Payment of Expenses

4.2.3

Payment of Fees

4.3

Conditions to All Borrowings

4.3.1

Minimum Number of Approved Parcels

4.3.2

Notice of Borrowing

4.3.3

Continuation of Representations and Warranties

4.3.4

No Existing Default

4.3.5

Further Assurances

4.4

Disposition of Approved Parcel

5.

Representations and Warranties

5.1

Existence and Power

5.2

Corporate Authorization; No Contravention

5.3

Governmental Authorization

5.4

Binding Effect

5.5

Litigation

5.6

No Default

5.7

ERISA Compliance

5.8

Use of Proceeds; Margin Regulations

5.9

Title to Properties

5.10

Taxes

5.11

Financial Condition

5.12

Environmental Matters

5.13

Regulated Entities

5.14

No Burdensome Restrictions

5.15

Solvency

5.16

Subsidiaries; Equity Investments

5.17

Brokers; Transaction Fees

5.18

Insurance

5.19

Full Disclosure

6.

Affirmative Covenants

6.1

Financial Statements

6.2

Certificates; Other Information

6.3

Notices

6.4

Preservation of Corporate Existence, Etc

6.5

Maintenance of Property

6.6

Insurance

6.7

Payment of Obligations

6.8

Compliance with Laws

6.9

Inspection of Property and Books and Records

6.10

Environmental Laws

6.11

Use of Proceeds

6.12

Solvency

6.13

Further Assurances

6.14

Registration of Capital Stock

7.

Negative Covenants

7.1

Limitation on Liens

7.2

Consolidations and Mergers

7.3

Loans and Investments

7.4

Limitation on Indebtedness

7.5

Transactions with Affiliates

7.6

Use of Proceeds

7.7

Contingent Obligations

7.8

Compliance with ERISA

7.9

Leverage

7.10

Interest Coverage Ratio

7.11

Fixed Charge Coverage Ratio

7.12

Change in Business

7.13

Accounting Changes

7.14

Limitation on Dividends

7.15

Development Activity

7.16

Undeveloped Land

7.17

Joint Ventures

7.18

Tangible Net Worth

7.19

Debt Service Coverage Ratio

8.

Events of Default and Remedies

8.1

Event of Default

8.1.1

Non-Payment

8.1.2

Representation or Warranty

8.1.3

Specific Defaults

8.1.4

Other Defaults

8.1.5

Cross-Default

8.1.6

Insolvency; Voluntary Proceedings

8.1.7

Insolvency; Involuntary Proceedings

8.1.8

ERISA Plans

8.1.9

Monetary Judgments

8.1.10

Adverse Change

8.1.11

Management Changes

8.1.12

Preferred Dividend Defaults

8.2

Remedies

8.2.1

Termination of Commitment to Lend

8.2.2

Acceleration of Loans

8.2.3

Exercise of Rights and Remedies

8.3

Rights Not Exclusive

9.

The Administrative Agent

9.1

Appointment and Authorization of the Administrative Agent

9.2

The Administrative Agent’s Powers

9.3

Limitation on the Administrative Agent’s Duties

9.4

Acknowledgment of Co-Lender Agreement

9.5

Successor Administrative Agent

10.

Miscellaneous

10.1

Amendments and Waivers

10.2

Notices

10.3

No Waiver; Cumulative Remedies

10.4

Costs and Expenses

10.5

Indemnity

10.6

Marshaling; Payments Set Aside

10.7

Successors and Assigns

10.8

Assignments, Participations, Confidentiality

10.8.1

Assignments

10.8.2

Effect of Assignment

10.8.3

Participations

10.8.4

Pledge to Federal Reserve Bank

10.8.5

Confidentiality

10.9

Counterparts

10.10

Severability

10.11

No Third Parties Benefited

10.12

Time

10.13

Governing Law

10.14

Arbitration; Reference

10.15

Notice of Claims; Claims Bar

10.16

Entire Agreement; Amendment and Restatement

10.17

Interpretation

Exhibit A

Form of Borrowing Notice

Exhibit B

Form of Conversion/Continuation Notice

Exhibit C

Form of Note

Exhibit D

Form of Opinion of Counsel

Exhibit E

List of Potential Approved Parcels

Exhibit F

Intentionally Omitted

Exhibit G

Intentionally Omitted

Exhibit H

Form of Assignment and Assumption Agreement

-#-

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